          ___________________________________________________________



                               UNOCAL CORPORATION
                                   as Issuer


                                      and


                              THE BANK OF NEW YORK
                                   as Trustee



                        ________________________________



                           MULTIPLE SERIES INDENTURE



                        ________________________________



                           Dated as of        , 1996



          ___________________________________________________________

                               TABLE OF CONTENTS


ARTICLE 1   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION                      1
     Section 1.01    Definitions.....................................................    1
     Section 1.02    Form of Documents Delivered to Trustee..........................    8
     Section 1.03    Notices, etc., to Trustee, Company..............................    9
     Section 1.04    Notice to Holders; Waiver.......................................    9
     Section 1.05    Legal Holidays..................................................   10
     Section 1.06    Moneys of Different Currencies To Be Segregated.................   10
     Section 1.07    Payment To Be in Proper Currency................................   10
     Section 1.08    Language of Notices, etc........................................   11

ARTICLE 2  THE SECURITIES                                                               11
     Section 2.01    Amount Unlimited; Issuable in Series............................   11
     Section 2.02    Denominations...................................................   14
     Section 2.03    Execution, Authentication, Delivery and Dating..................   15
     Section 2.04    Temporary Securities............................................   17
     Section 2.05    Registration; Registration of Transfer and Exchange.............   19
     Section 2.06    Mutilated, Destroyed, Lost and Stolen Securities................   22
     Section 2.07    Persons Deemed Owners...........................................   23
     Section 2.08    Cancellation....................................................   24
     Section 2.09    Payment of Interest; Interest Rights Preserved..................   24
     Section 2.10    Computation of Interest.........................................   25
     Section 2.11    Currency and Manner of Payments in Respect of Securities........   25
     Section 2.12    Compliance with Certain Laws and Regulations....................   30
     Section 2.13    Security Forms Generally........................................   30
     Section 2.14    Form of Trustee's certificate of Authentication.................   31
     Section 2.15    Securities in Global Form.......................................   31

ARTICLE 3  REDEMPTION OF SECURITIES AND SINKING FUNDS                                   32
     Section 3.01    Applicability of Article........................................   32
     Section 3.02    Mandatory and Original Sinking Fund Payments....................   33
     Section 3.03    Election to Redeem:  Notice to Trustee..........................   33
     Section 3.04    Selection by Trustee of Securities to be Redeemed...............   33
     Section 3.05    Notice of Redemption............................................   34
     Section 3.06    Deposit of Redemption Price.....................................   34
     Section 3.07    Securities Payable on Redemption Date...........................   35
     Section 3.08    Securities Redeemed in Part.....................................   35
     Section 3.09    Satisfaction of Sinking Fund Payments with Securities...........   36
     Section 3.10    Redemption of Securities for Sinking Fund.......................   36
     Section 3.11    Redemption of Securities During Event of Default................   36

ARTICLE 4  PARTICULAR COVENANTS OF THE COMPANY                                          37
     Section 4.01    Payment of Principal, Premium and Interest......................   37
     Section 4.02    Maintenance of Office or Agency.................................   37
     Section 4.03    Prohibition of Extension of Claims for Interest.................   38
     Section 4.04    Appointment to Fill Vacancy of Trustee..........................   39


     Section 4.05    Paying Agents: Money for Securities Payments Held in Trust......   39
     Section 4.06    Compliance Certificate..........................................   40
     Section 4.07    Additional Amounts..............................................   40

ARTICLE 5  SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE            41
     Section 5.01    Company To Furnish Trustee Names and Addresses of Holders.......   41
     Section 5.02    Preservation of Information: Communications to Holders..........   42
     Section 5.03    Reports by Company..............................................   43
     Section 5.04    Reports by Trustee..............................................   43

ARTICLE 6  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS IN EVENT OF DEFAULT              45
     Section 6.01    Event of Default; Acceleration, Etc.............................   45
     Section 6.02    Collection of Indebtedness and Suits for Enforcement by Trustee.   47
     Section 6.03    Application of Money Collected..................................   49
     Section 6.04    Limitation on Suits:  Unconditional Rights of Holders...........   49
     Section 6.05    Remedies Cumulative, Restoration of Rights and Remedies.........   50
     Section 6.06    Control by Holders:  Waiver of Past Default.....................   51
     Section 6.07    Notice of Defaults..............................................   51
     Section 6.08    Undertaking for Costs...........................................   52
     Section 6.09    Special Record Date for Consents................................   52

ARTICLE 7  CONCERNING THE TRUSTEE                                                       52
     Section 7.01    Certain Duties and Responsibilities.............................   52
     Section 7.02    Certain Rights of Trustee.......................................   53
     Section 7.03    Not Responsible for Recitals or Issuance of Securities..........   54
     Section 7.04    May Hold Securities.............................................   54
     Section 7.05    Money Held in Trust.............................................   55
     Section 7.06    Compensation and Reimbursement..................................   55
     Section 7.07    Right to Rely on Officers' Certificate..........................   55
     Section 7.08    Disqualification:  Conflicting Interests........................   55
     Section 7.09    Corporate Trustee Required; Eligibility.........................   61
     Section 7.10    Resignation and Removal: Assignment of Successor................   62
     Section 7.11    Acceptance of Appointment by Successor..........................   64
     Section 7.12    Merger, Conversion, Consolidation, Etc..........................   65
     Section 7.13    Preferential Collection of Claims Against Company...............   65
     Section 7.14    Appointment of Authenticating Agent.............................   69
     Section 7.15    Judgment Currency...............................................   71
     Section 7.16    Corporate Trust Office..........................................   71

ARTICLE 8  CONCERNING THE SECURITYHOLDERS                                               71
     Section 8.01    Acts of Holders.................................................   71
     Section 8.02    Authenticity of Instruments.....................................   72
     Section 8.03    Authenticity of Bearer Securities...............................   72
     Section 8.04    Determination of Principal Amounts of Original Issue Discount
                     Securities and Securities in Foreign Currencies.................   73
     Section 8.05    Company Solicitation of Holder..................................   73



ARTICLE 9  SECURITYHOLDERS' MEETING                                                     74
     Section 9.01    Purposes for Which Meetings May be Called.......................   74
     Section 9.02    Call, Notice and Place of Meeting...............................   74
     Section 9.03    Call of Meetings by Company or Holders..........................   74
     Section 9.04    Persons Entitled to Vote........................................   75
     Section 9.05    Determination of Voting Rights:  Conduct and Adjournment of
                     Meetings........................................................   75
     Section 9.06    Counting Votes and Recording Action of Meetings.................   75
     Section 9.07    No Delay in Exercise of Rights..................................   76
     Section 9.08    Quorum:  Action.................................................   76
     Section 9.09    Disregard of Securities Owned by Company or Controlling
                     Person..........................................................   77

ARTICLE 10  SUPPLEMENTAL INDENTURES                                                     77
     Section 10.01   Supplemental Indentures Without Consent of Holders..............   77
     Section 10.02   Supplemental Indentures With Consent of Holders.................   79
     Section 10.03   Effect of Supplemental Indentures...............................   81
     Section 10.04   Reference in Securities to Supplemental Indentures..............   81

ARTICLE 11  CONSOLIDATION, MERGER, SALE OR CONVEYANCE                                   81
     Section 11.01   Company May Consolidate, Etc., Only on Certain Terms............   81
     Section 11.02   Rights and Duties of Successor Corporation......................   82

ARTICLE 12  SATISFACTION AND DISCHARGE OF INDENTURE: UNCLAIMED MONEYS                   83
     Section 12.01   Satisfaction and Discharge of Indenture.........................   83
     Section 12.02   Application of Trust Money......................................   84
     Section 12.03   Satisfaction, Discharge and Defeasance of Securities of Any
                     Series..........................................................   84
     Section 12.04   Definitions.....................................................   86
     Section 12.05   Repayment of Money Held by Trustee..............................   87

ARTICLE 13  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS             87
     Section 13.01   No Recourse:  Exemption from Personal Liability.................   87

ARTICLE 14  MISCELLANEOUS PROVISIONS                                                    88
     Section 14.01   Successors and Assigns..........................................   88
     Section 14.02   Validity of Acts by Successor Corporations......................   88
     Section 14.03   Surrender of Powers.............................................   88
     Section 14.04   Notices.........................................................   88
     Section 14.05   Governing Law...................................................   88
     Section 14.06   Compliance Certificates and Opinions............................   89
     Section 14.07   Effect of Headings and Table of Contents........................   89
     Section 14.08   Conflict with Trust Indenture Act...............................   89
     Section 14.09   Benefits of Trust Indenture.....................................   89
     Section 14.10   No Security Interest............................................   89
     Section 14.11   Execution in Counterparts.......................................   89
     Section 14.12   Separability....................................................   90


 ARTICLE 15  SUBORDINATION                                                              90
     Section 15.01   Applicability of Article........................................   90
     Section 15.02   Conversion Privilege............................................   90
     Section 15.03   Conversion Procedure............................................   91
     Section 15.04   Fractional Shares...............................................   92
     Section 15.05   Taxes on Conversion.............................................   92
     Section 15.06   Company to Provide Securities Issuable Upon Conversion..........   92
     Section 15.07   Adjustments                                                        93
     Section 15.08   Valuation.......................................................   93
     Section 15.09   Reorganization of Company.......................................   93
     Section 15.10   Trustee's Disclaimer............................................   94
     Section 15.11   Reliance on Judicial Order or Certificate of Liquidating Agent..   95
     Section 15.12   Trustee Not Fiduciary for Holders of Senior Indebtedness........   95
     Section 15.13   Rights of Trustee as Holder of Senior Indebtedness, Preservation
                     of Trustee's Rights.............................................   95
     Section 15.14   Article Applicable to Paying Agents.............................   95
     Section 15.15   Certain Conversions Deemed Payment..............................   95

ARTICLE 16  CONVERSION                                                                  96
     Section 16.01   Applicability of Article........................................   96
     Section 16.02   Conversion Privilege............................................   96
     Section 16.03   Conversion Procedure............................................   96
     Section 16.04   Fractional Shares...............................................   96
     Section 16.05   Taxes on Conversion.............................................   96
     Section 16.06   Company to Provide Securities Issuable Upon Conversion..........   97
     Section 16.07   Adjustments.....................................................   97
     Section 16.08   Valuation.......................................................   97
     Section 16.09   Reorganization of Company.......................................   97
     Section 16.10   Trustee's Disclaimer............................................   97


     EXHIBIT A      Forms of Certification

     EXHIBIT A.1    Form of Certificate to be Given by Person Entitled to
                    Receive Bearer Security

     EXHIBIT A.2    Form of Certificate to be Given by Euro-Clear, CEDEL S.A.
                    and any other Entity Performing Similar Functions in connection with the Exchange of Portion of a Temporary
                    Global Security

     EXHIBIT A.3    Form of Certificate to be Given by Euro-Clear, CEDEL S.A.
                    and any other Entity Performing Sinfflar Functions to obtain
                    Interest prior to an Exchange Date

     EXHIBIT A.4    Form of Certificate to be Given by Beneficial Owners to
                    obtain Interest prior to an Exchange Date

     EXHIBIT A.5    Form of Confirmation to be sent to Purchasers of Bearer
                    Securities

     THIS MULTIPLE SERIES INDENTURE, dated as of ________________________, 1996 (the "Indenture"), is between Unocal Corporation, a Delaware corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee").


                                   ARTICLE 1.

                             DEFINITIONS AND OTHER
                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

          Section 1.01  Definitions.  The terms defined in this Section 1.01
                        -----------
(except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as they were in force at the date of the execution of this Indenture. All accounting terms used herein and not expressly defined shall have the meaning given to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation. The terms "hereof", "herein" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular and the use of the word "or" in this Indenture is not exclusive.

          Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 8.01.

          "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" shall mean the agent of the Trustee, if any, which at the time shall be appointed and acting pursuant to Section 7.14 of this Indenture.

          "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

          "Bearer Security" means any Security which is not registered in the Security Register as to principal (including without limitation any Security in temporary or permanent global bearer form).

          "Board of Directors" shall mean the Board of Directors, the Executive Committee of the Board of Directors, the Management Committee of the Board of Directors, or any other committee of the Board of Directors with authority to act in the matter of the Company.

          "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

          "Business Day," when used with respect to any Place of Payment or place of publication, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment, place of conversion of currency, if applicable, or place of publication are authorized or obligated by or pursuant to law, regulation or executive order to close or as specified for a series of Securities pursuant to Section 2.01 or as specified for any Security in such Security.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Depository" has the meaning specified in Section 2.04.

          "Company" shall mean Unocal Corporation, a Delaware corporation, and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

          "Company Order" and "Company Request" mean, when used with reference to the Company, a written order or request signed in the name of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Vice President (whether or not designated by a number or word or words added before or after the title Vice President), or Treasurer or an Assistant Treasurer, or by its Secretary or an Assistant Secretary, or its Comptroller or an Assistant Comptroller, as the case may be, and delivered to the Trustee.

          "Component Currency" has the meaning specified in Section 2.11(i).

          "Conversion Agent" means any Person authorized by the Company to facilitate the conversion of any Security which by its terms is convertible into any other security of the Company.

          "Corporate Trust Office" or "Principal Office of the Trustee" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is set forth in Section 7.16 of this Indenture, except that with respect to the presentation of Securities (or Coupons, if any, representing an installment series of interest) for payment or
                                             ------
for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted.

          "Corporation" includes corporations, associations, companies and business trusts.

          "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security or Partially Registered Security.

          "Currency Conversion Date" has the meaning specified in Section
2.11(e).

          "Currency Conversion Rate" has the meaning specified in Section 7.15.

          "Defaulted Interest" shall have the meaning specified in Section 2.09.

          "Dollar" means the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 2.11(h).

          "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 2.11(g).

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "Euro-clear" means the operator of the Euro-clear System.

          "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

          "Event of Default" shall mean any event specified in Section 6.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

          "Exchange Date" has the meaning specified in Section 2.04.

          "Exchange Rate Agent" means an entity appointed by the Company pursuant to Section 2.11(i) from time to time.

          "Exchange Rate Officer's Certificate" means a tested telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a tested telex) or executed (in the case of a certificate) by the Treasurer or any

Assistant Treasurer of the Company and delivered to the Trustee; such tested telex or certificate need not comply with Section 14.06.

          "Foreign Currency" means a currency issued by the government of any country other than the United States.

          "Fully Registered Security" means any Security registered in the Security Register as to principal and interest, if any.

          "Holder," "holder of Securities" and "Securityholder" or other similar term shall mean, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or a Coupon, the bearer thereof.

          "Indebtedness" shall mean and include, without duplication, all items of indebtedness or liability (except stockholders' equity) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined; indebtedness secured by any mortgage, pledge or lien existing on property owned subject to such mortgage, pledge or lien, whether or not the indebtedness secured thereby shall have been assumed; and guarantees, endorsements (other than the endorsement of negotiable instruments for deposit or collection in the ordinary course of business) and other contingent obligations (whether direct or indirect) in respect of, or to purchase or otherwise acquire, indebtedness of others except guarantees, endorsements or contingent obligations in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business or conditional sales contracts, chattel mortgages, leases, trust receipts or repurchase or other obligations arising out of the sale and/or delivery of equipment in the ordinary course of business.

          "Indenture" means this instrument as originally executed or as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated hereunder.

          "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Market Exchange Rate" has the meaning specified in Section 2.11(i).

          "Maturity" when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

          "Officers' Certificate" shall mean a certificate, in the case of the Company, signed in the name of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Vice President (whether or not designated by a number or word or words added before or after the title Vice President), or Treasurer or an Assistant Treasurer, and by its Secretary or an Assistant Secretary, or its Comptroller or an Assistant Comptroller, as the case may be, and delivered to the Trustee.

          "Official Currency Unit Exchange Rate" means with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (in the case of ECU, reported by the Commission of the European Communities and currently based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officer's Certificate.

          "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of, or of counsel to, the Company, and who is acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.01.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

               (b) Securities for which payment or redemption money in the necessary amount and in the required "currency" or currency unit has been theretofore deposited with the Trustee or any paying agent (other than the Company) in trust for the holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by Persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company;

provided, however, that in determining whether the Holders of the requisite
- --------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting (i) the principal amount of an Original Issue Discount

Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.01, (ii) the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent (as determined by the Company in good faith) as of the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent (as determined by the Company in good faith) of the amount determined as provided in (i) above) of such Security, and
(iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Partially Registered Security" means any Security registered in the Security Register as to principal only.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 2.01.

          "Predecessor Security" or "Predecessor" followed by the title or designation of a particular Security means every previous Security (or Coupon, as the case may be) evidencing all or a portion of the same debt as that evidenced by such particular Security (or Coupon, as the case may be) and, for the purposes of this definition, any Security (or Coupon, as the case may be), authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security (or Coupon, as the case may be), shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security (or Coupon, as the case may be).

          "Redemption Date" when used with respect to any Security to be redeemed in the currency or currency unit in which such Security is payable, means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed means the price in the currency or currency unit in which such Security is payable, at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Fully Registered Security or any Partially Registered Security (including without limitation any Security in temporary or permanent global registered form) which is registered on the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Fully Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.01, which date shall be, unless otherwise specified pursuant to Section 2.01, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

          "Required Currency" has the meaning specified in Section 1.7.

          "Responsible Officer" when used with respect to the Trustee, shall mean the chairman of the board of directors, the presidents any vice president or assistant vice president, the secretary, the treasurer, or any officer or employee of the Trustee customarily performing corporate trust functions or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" shall mean the unsecured debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series as in this Indenture provided, and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 2.05.

          "Senior Indebtedness" shall mean, with respect to the Company, all current and future obligations and liabilities of the Company (whether absolute, accrued, fixed, contingent, liquidated, unliquidated, or otherwise), except for
(1) accounts payable or any other obligations of the Company to trade creditors created or assumed by the Company in the ordinary course of business, (2) any obligation that is expressly by its terms subordinated to or pari passu with the Securities of any series, and (3) any obligation or liability of the Company to any person of which at least a majority of the voting interest under ordinary circumstances is at such time, directly or indirectly, owned by the Company. In addition, such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions irrespective of any amendment, modification, or waiver of any term of such Senior Indebtedness hereof.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.09.

          "Specified Amount" has the meaning specified in Section 2.11(i).

          "Stated Maturity" when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" shall mean, at any given time, any corporation, association or other business entity of which either stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, or other ownership interest representing more than 50% ownership of an entity, is at the time, directly or indirectly, owned or controlled by the Company, or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries.

          "Trustee" shall mean the Person named as the "Trustee" in the first paragraph of this Instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series, shall mean only the Trustee with respect to Securities of that series.

          "Trust Indenture Act of 1939" shall mean (except as herein otherwise provided) the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture.

          "U.S. Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depository by the Company pursuant to Section 2.01 until a successor U.S. Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depository" shall mean or include each Person who is then a U.S. Depository hereunder, and if at any time there is more than one such Person, "U.S. Depository" as used with respect to the Securities of any such series shall mean the U.S. Depository with respect to the Securities of that series.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

          "United States" means the United States of America (including the states and the District of Columbia) and its possessions at the relevant date. As of the date of these Standard Provisions, the possessions of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and the Northern Mariana Island.

          "Valuation Date" has the meaning specified in Section 2.11(e).

          "Warrant Agent" shall mean the agent of the Company authorized to deliver Securities issuable upon due exercise of warrants.

          Section 1.02  Form of Documents Delivered to Trustee.  In any case
                        --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.03  Notices, etc., to Trustee, Company.  Any request,
                        ----------------------------------
demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (a) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee or

               (b) the Company by the Trustee or by any Holder shall be made, given, furnished or filed in writing to or with the Company, as the case may be, addressed to it at the office specified in Section 14.04 of this instrument or at any other address previously furnished in writing to the Trustee by the Company, as the case may be, Attention: Secretary.

          Section 1.04  Notice to Holders; Waiver.  Where this Indenture
                        -------------------------
provides for notice to Holders of any event:

               (a) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

               (b) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if

                    (1) published once in an Authorized Newspaper in The City of New York, London and such other city or cities as may be specified for the Securities of a series pursuant to Section 2.01 and

                    (2) mailed in the manner prescribed in (i) above to such Persons who have filed their names and addresses with the Trustee within the two-year period preceding such notice and to all Persons whose names are furnished to the Trustee pursuant to Section 5.01.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Section 1.05  Legal Holidays.  Except as otherwise specified as
                        --------------
contemplated by Section 2.01, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or Coupons, if any) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment.

          Section 1.06  Moneys of Different Currencies To Be Segregated.  The
                        -----------------------------------------------
Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or unit thereof) from any moneys, funds or accounts in any other currencies (or units thereof), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

          Section 1.07  Payment To Be in Proper Currency.  In the case of any
                        --------------------------------
Securities denominated in any particular currency or currency unit (the "Required Currency"), except as otherwise provided herein, therein or in or pursuant to the related Board Resolution or supplemental indenture, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

          Section 1.08  Language of Notices, etc.  Any request, demand,
                        ------------------------
authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


                                   ARTICLE 2.

                                 THE SECURITIES
                                 --------------

          Section 2.01  Amount Unlimited; Issuable in Series.  The aggregate
                        ------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

               (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for in lieu of, other Securities of the series pursuant to Sections 2.04, 2.05, 2.06, 3.08 or
     10.04 and except for any Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

               (c) the face or shares on which the principal of the Securities of the series is payable or the method of determination thereof;

               (d) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates or method of determination thereof from shall be such interest shall accrue, the Interest Payment Dates on which such interest shall be payable on the Regular Record Date for any interest payable on any Registered Securities of any Interest Payment Date;

               (e) the place or places where the principal of (and premium, if any) and interest, if any, on Securities and Coupons, if any) of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 4.02;

               (f) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (g) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

               (h) if other than denominations of $1,000, if registered, and $5,000, if bearer, and any integral multiple of the applicable denominations for Securities denominated in Dollars, the denominations in which Securities of the series shall be issuable;

               (i) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration on the Maturity thereof pursuant to
     Section 6.01;

               (j) whether Section 12.03 is not applicable to the Securities of such series or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

               (k) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01, or covenants of the Company set forth in Article 4 pertaining to the Securities of the series and application, if any, of Article 15 to Securities of such series;

               (l) the forms the Securities and Coupons, if any, of the series;

               (m) if other than such coin or currency of the United States as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currencies, or currency unit or units, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

               (n) if the principal of (and premium, if any) or interest, if any, on the Securities of the series are to be payable at the election of the Company or a Holder thereof, or under some or all other circumstances, in a coin or currency or currencies, or currency unit or units, other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which the Securities are to be so payable, including without limitation the application of Section 2.11(b) and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

               (o) if the amount of payments of principal (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index based on (i) a coin or currency or currencies, or currency unit or units other than that in which the Securities are stated to be payable or (ii) any method not inconsistent with the provisions of this indenture specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

               (p) whether the Securities of the series are to be issued as Fully Registered Securities, Partially Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Partially Registered Securities or Bearer Securities may be exchanged for Fully Registered Securities of the series and whether Fully Registered Securities may be exchanged for Partially Registered Securities or Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made;

               (q) whether any Securities of the series are to be issuable initially in temporary global form with or without coupons and, if so, the name of the Common Depository with respect to any such temporary global Security, and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, the U.S. Depository or Common Depository for such global Securities and whether beneficial owners of interests in any such permanent global Security may exchange such interests for definitive Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which (including any certification requirements), and the place or places where, any such exchanges may occur, if other than in the manner provided in Section 2.05;

               (r) if the Securities and Coupons, if any, of the series are to be issued upon the exercise of warrants, the time, manner and place for Securities to be authenticated and delivered;

               (s) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on the Securities and Coupons, if any, of the series to any Holder who is a United States Alien (including a definition of such term), in respect of any tax assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

               (t) whether the Securities of the series are convertible into any other security of the Company pursuant to the provisions of Article 16 or as otherwise specified in the Securities of such series;

          (u) the Person to whom any interest on any Registered Securities of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, the extent to which, or the manner in which, any interest payable on the temporary global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.04 and the extent to which, or the manner in which, any interest payable on a permanent global Security on an Interest Payment Date will be paid;

               (v) any paying agents, transfer agents, registrars or other agents with respect to the Securities of the series; and

               (w) if Bearer Securities of the series are to be issuable, (x) whether interest in respect of any portion of a temporary global Security of the series payable in respect of any Interest Payment Date prior to the exchange of such temporary global Security for a permanent global Security or for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, and (y) the terms and conditions (including any certification requirements) upon which interests in such temporary global Security may be exchanged for interests in a permanent global Security or for definitive Securities of the series.

               (x) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series and the, Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth in such Officers' Certificate referred to above or in any such indenture supplemental hereto.

          At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing, on the applicable Interest Payment Date, a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Section 2.02  Denominations.  The Securities of each series shall be
                        -------------
issuable in such denominations as may be established and specified in accordance with Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000, if registered, and

$5,000, if bearer, and in any integral multiple of the applicable denominations. The Securities may bear such letters and numbers distinguishing the several denominations and the several Securities of each denomination as may be determined by the Company with the approval of the Trustee. At the office or agency of the Company to be maintained by the Company as provided in Section
4.02 and in the manner, subject to the limitations and upon payment of the charges provided herein, Securities of each series may be exchanged for a like aggregate principal amount of Securities of such series of other authorized denominations.

          Section 2.03  Execution, Authentication, Delivery and Dating.  The
                        ----------------------------------------------
Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title Vice President), its Treasurer or an Assistant Treasurer under its corporate seal reproduced thereon (which may be by facsimile) and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company.

          Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with the Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities; provided, however, that definitive Bearer Securities may only be delivered at an office or agency outside the United States in exchange for a portion of a Bearer Security in temporary global form of equal aggregate principal amount and series and only if (x) prior to such delivery, the owner of such Bearer Security or a financial institution or clearing organization through which the owner holds such Bearer Security directly or indirectly, shall have furnished a certificate in the form set forth in Exhibit A.1 to this Indenture (which certificate and all other certificates to this Indenture may be changed by the Company pursuant to an Officers' Certificate), dated no earlier than 15 days prior to the date on which Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, furnishes to the Common Depository, in accordance with the procedures established in Section 2.04, a certificate in the form set forth in Exhibit A.2 to this Indenture that relates to all or such portion of such temporary global Security, and (y) the Person to whom such certificate is provided does not know or have reason to know that the information contained in such certificate is false. A confirmation in the form set forth in Exhibit A.5 to this Indenture shall be sent to each purchaser of a Bearer Security. If any Bearer Security shall initially be represented by a portion of a temporary global Security, then, for purposes of this Section and
Section 2.04, the notation of a beneficial owner's interest therein upon exchange for a portion of a permanent global Security shall be deemed to be delivery of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 2.06, the

Trustee shall not authenticate and make available for delivery any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

          If the forms or terms of the Securities of the series and any related Coupons have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.13 and 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

               a. if the forms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by Section 2.13, that such forms have been established in conformity with the provisions of this Indenture;

               b. if the terms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

               c. that such Securities, together with any Coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligation of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 2.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Registered Security shall be dated the date of its authentication; and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the indebtedness evidenced by such Bearer Security.

          No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such Coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the

Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.08 together with a written statement (which need not comply with Section 14.06 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 2.04  Temporary Securities.  Pending the preparation of
                        --------------------
definitive Securities of any series, the Company may execute, and upon Orders of the Company, the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form representing all or a portion of the Outstanding Securities of such series. In the case of any series issuable as Bearer Securities, such temporary Securities shall be delivered in compliance with the conditions set forth in Section 2.03.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. Except as otherwise specified pursuant to Section 2.01(w) with respect to a series of Securities issuable as Bearer Securities, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 4.02 in a Place of Payment for such series for the purpose of exchange of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee or an Authenticating Agent shall authenticate and make available for delivery in exchange therefor a like aggregate principal amount of definitive Securities of the same series, of like tenor and of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 2.03.

          All Bearer Securities shall be issued initially in the form of a temporary global Security, and any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a Depository or common Depository (the "Common Depository"), for the benefits of Euro-clear and CEDEL S.A. (and such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee, or its agent, definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global security to be exchanged; provided, however, that, unless, otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion) in each case as to the portion of such temporary global Security held for its respective account then to be exchanged, each in the form set forth in Exhibit A.2 to this Indenture. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent bearer global form, permanent global registered form, or any combination thereof, as specified pursuant to Section 2.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that definitive Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 2.03.

          Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the beneficial owner of the Security, or a financial institution or clearing organization through which the beneficial owner directly holds such Security, instructs Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, a certificate in the form set forth in Exhibit A.1 to this Indenture, dated no earlier than 15 days prior to the date on which Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, furnishes to the Common Depository in accordance with the preceding paragraph a certificate in the form set forth in Exhibit A.2 to this Indenture that relates to the interest to be exchanged for definitive Securities. Copies of the certificate in the form set forth in Exhibit A.1 to this Indenture shall be available from the offices of Euro-clear, CEDEL S.A. (and such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion).

The definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified pursuant to Section 2.01, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL S.A. (and such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion) on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. (and such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion) to the Trust of a certificate or certificates in the form set forth in Exhibit A.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, a certificate in the form set forth in Exhibit A.4 to this Indenture. If such interest Payment Date occurs on or after the Exchange Date, Euro-Clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion), as the case may be, following the receipt of such certificate, shall exchange, in accordance with the procedures hereinabove provided, the portion of the temporary global Security that relates to such certificate for definitive Securities (which, in the absence of instructions to the contrary, shall be an interest in a permanent global Security). Any interest so received by Euro-clear or CEDEL S.A. (or such other entity performing similar functions as selected by the Company and approved by the Trustee in its reasonable discretion) and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 12.05.

          Section 2.05  Registration; Registration of Transfer and Exchange.
                        ---------------------------------------------------
The Company shall cause to be kept at one of its offices or agencies maintained, in accordance with Section 4.02 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 4.02 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities as herein provided. The Company hereby appoints the Trustee as the "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided, and for facilitating exchanges of temporary global Securities for permanent global Securities or definitive Securities or both, or of permanent global Securities for definitive Securities, or both, as herein provided.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for that purpose as a Place of Payment for such series, the Company shall execute, and the Trustee or the Authenticating Agent, if any, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new

Registered Securities of the same series (in authorized denominations) of a like aggregate principal amount.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the U.S. Depository or Common Depository, as the case may be, for such series to a nominee of such U.S. Depository or Common Depository or by a nominee of such U.S. Depository or Common Depository to such U.S. Depository or Common Depository or another nominee of such U.S. Depository or Common Depository or by such U.S. Depository or Common Depository or any such nominee to a successor U.S. Depository or Common Depository for such series or a nominee of such successor U.S. Depository or Common Depository.

          At the option of the Holder, Registered Securities of any series (other than a global Security, except as set forth below) may be exchanged for other Registered Securities of the same series of any authorized denominations, of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or the Authenticating Agent, if any, shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Unless otherwise determined by the Company, Bearer Securities may not be delivered by the Trustee in exchange for Registered Securities.

          At the option of the Holder, except as otherwise specified pursuant to
Section 2.01(w) with respect to a global Security, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable as Registered Securities) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination) of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons (except as provided below) and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or mature Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons, may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 4.02, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest

Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified pursuant to Section 2.01, any permanent global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. If at any time the U.S. Depository or Common Depository for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depository or Common Depository, as the case may be, for the Securities of such series or if at any time the U.S. Depository for the Securities of such series shall no longer be eligible under Section 2.15, the Company shall appoint a successor U.S. Depository or Common Depository, as the case may be, with respect to the Securities of such series. If (a) a successor U.S. Depository or Common Depository, as the case may be, for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (thereby automatically making the Company's election pursuant to Section 2.01(q) no longer effective with respect to the Securities of such series), (b) the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified pursuant to Section 2.01, or (c) the Company in its sole discretion determines that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, if appropriate, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered by the U.S. Depository or Common Depository as, the case may be, to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities upon payment, at the option of the Company, of a service charge for such exchange and of a proportionate share of the cost of printing such definitive Securities, and the Trustee shall authenticate and deliver, (a) to each Person specified by the U.S. Depository, or Common Depository, as the case may be, in exchange for each portion of such global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified pursuant to Section 2.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof and (b) to such U.S. Depository or Common Depository, as the case may be, a global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of definitive Securities delivered to Holders thereof; provided, however, that no such exchanges may occur during a period beginning at the beginning of 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that no definitive

Bearer Security shall be delivered in exchange for a global Security unless the Company or its agent shall have received from the Person entitled to receive such definitive Security a certificate substantially in the form of Exhibit A.1 to this Indenture. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office of agency of the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom Interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee or the Authenticating Agent, if any) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing and such other documentation as the Trustee may reasonably require.

          The Company may require payment of a service charge for any registration of transfer or exchange of Securities, and may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.04, 3.08 or 10.04 not involving any transfer.

          In the event of any redemption in part, the Company shall not be required: (i) to issue, register the transfer or exchange Securities of any series during a period beginning at the opening of 15 Business Days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable only as Bearer Securities, the day of the first publication of the relevant notice of redemption or, (C) if Securities of the series are issuable as Registered Securities and Bearer Securities and there is no publication, the day of mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

          Section 2.06  Mutilated, Destroyed, Lost and Stolen Securities.  If
                        ------------------------------------------------
any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

          If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the mutilation, destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them, and any agent of either of them harmless, then, in the absence of notice to the Company, the or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee or the Authenticating Agent, if any, shall authenticate and make available for delivery in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon as otherwise required above, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and interest on Bearer Securities shall, except as otherwise provided in
Section 4.02, be payable only at an office or agency located outside the United States and, unless otherwise specified pursuant to Section 2.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

          Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent, if any) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

          Section 2.07  Persons Deemed Owners.  Prior to due presentment of a
                        ---------------------
Registered Security for registration of transfer, the Company, the Trustee, the Authenticating Agent, if any, and any agent of the Company, or Trustee may treat the Person in whose name such Registered Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 2.05 and 2.09) interest on, such Security and for all other purposes whatsoever whether or not such Security be overdue, and notwithstanding any notation of ownership or other writing thereon, neither the Company, the Trustee, the Authenticating Agent, if any, nor any agent of the Company, or the Trustee shall be affected by notice or knowledge to the contrary.

          Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor the agent of the Company or the Trustee shall be affected by notice or knowledge to the contrary.

          Section 2.08  Cancellation.  Unless otherwise provided with respect to
                        ------------
a series of Securities, all Securities and Coupons surrendered for payment, redemption, transfer or exchange or for credit against any sinking fund payment shall if surrendered to the Company, or any agent of the Company, be delivered to the Trustee and all such Securities and Coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and Coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be Promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee may destroy, unless otherwise agreed to by the Company, all cancelled Securities and Coupons and, in which case, Trustee shall deliver a certificate of such destruction to the Company.

          Section 2.09  Payment of Interest; Interest Rights Preserved.  Unless
                        ----------------------------------------------
otherwise specified pursuant to Section 2.01 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein tailed "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in either clause (1) or (2) below:

               (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (subject to the limitations on fixing the Special Record Date set forth below), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given as provided in Section 1.04, to each holder of Registered Securities of such series, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment. shall be deemed practicable by the Trustee.

          Defaulted Interest on any Bearer Security shall be paid upon presentation of the applicable Coupon for payment.

          Subject to the foregoing provisions of this Section and Section 2.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 2.10  Computation of Interest.  Except as otherwise specified
                        -----------------------
pursuant to Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 2.11  Currency and Manner of Payments in Respect of
                        ---------------------------------------------
Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise specified pursuant to Section 2.01.

               (a) The following payment provisions shall apply to any Registered Security of any series denominated in Dollars, a Foreign Currency or any currency unit, including without limitation ECU, except as provided in paragraph (b) below:

                    (1) Except as provided in subparagraph (a)(2) or in paragraph (e) below, payment of principal and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Security is denominated unless otherwise provided) to the Person entitled thereto at the address of such Person appearing on the Security Register.

                    (2) Payment of the principal of, premium, if any, and interest, if any, on such Security, may also, subject to applicable laws and regulations, be made at other place or places as may be designated by the Company by any appropriate method.

               (b) With respect to any Registered Security of any series denominated in any currency unit, including without limitation ECU, if the following provisions (or any substitute therefor, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 2.01 and if the Company has not, before delivery of the election referred to in clause (1) below, deposited funds or securities in compliance with Section
     12.01 or clause (a) or (if specified pursuant to Section 2.01) clause (b) of Section 12.03 the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to Section 3.05, except as otherwise provided in paragraphs (e) and (f) below:

                    (1) A Holder of Securities of a series shall have the option to elect to receive payments of principal of, premium, if any, and interest, if any, on such Securities in a currency or currency unit (including Dollars), other than that in which the Security is denominated. Such election, as designated in the certificates for such Securities (or as provided by Section 2.01 or a supplemental indenture thereto with respect to uncertificated securities), shall be made by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business in The City of New York, on the day 15 days prior to the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such written notice must be received by Trustee not later than the close of business on the day 15 days prior to the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Three). Any Holder of any such Security who shall not have delivered any such election to the Trustee in, accordance with this paragraph
          (b) will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section
          2.11. Payment of principal of and premium, if any, shall be made on the payment date therefor against surrender of such Security. Payment of principal of, premium, if any, and interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

                    (2) Payment of the principal of, premium, if any, and interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

               (c) Payment of the principal of and premium, if any, and interest, if any, on any Bearer Security shall be made, except as provided in Section 2.04 with respect to temporary global Securities, unless otherwise specified pursuant to Section 2.01 and/or Section 10.01(h), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Security is payable (except as provided in paragraph (e) below) on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 4.02.

               (d) Not later than 10 Business Days (with respect to any Place of Payment) prior to each payment date, the Trustee (and if a calculation agent is appointed with respect to any Securities bearing interest at a rate or rates determined by reference to an interest rate formula, such calculation agent with respect to such Securities) shall deliver to the Company a copy of its record of the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, in the currency or currency unit in which each of the Securities is payable, specifying the amounts so payable in respect of Registered Securities and Bearer Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 2.01 and if at least one Holder has made such election, then, not later than the fifth Business Day (with respect to any Place of Payment) prior to the applicable payment date the Company shall deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in another currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

               (e) If a Foreign Currency in which any Security is denominated or payable ceases to be recognized both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, in each case determined in good faith by the Company, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable security denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was so recognized or used (the "Currency Conversion Date"), the Dollar shall become the currency of payment for use on each such payment date (but ECU or the Foreign Currency or the currency unit previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail, in each case as determined in good faith by the Company). The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, as determined by the Exchange Rate Agent (which shall be delivered in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Currency Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Currency Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date") in the manner provided in paragraph (g) or (h) below.

               (f) (i) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency or currency unit as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, in each case as determined in good faith by the Company, such Holder shall (subject to paragraph (e) above) receive payment in the currency unit in which the Security is denominated, and (ii) if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities and such Registered Security is payable in such currency unit, or if any other such currency unit ceases to be used for the purposes for which it was established and such Registered Security is payable in such currency unit, in each case as determined in good faith by the Company, such Holder shall receive payment in Dollars. Each payment covered by an election pursuant to paragraph (b) above be governed by the provisions of this paragraph (f) (but, subject to any contravening valid election pursuant to paragraph (b) above, the specified Foreign Currency in case (i) or ECU or other currency unit in case (ii) shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency unit in case (i) or the Dollar in case (ii) becoming the currency unit or currency, as applicable, of payment, no longer prevails, in each case as determined in good faith by the Company).

               (g) "The Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

          (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

               (i) For purposes of this Section 2.11 the following terms shall have the following meanings:

          A "Component Currency" shall mean any currency which, on the Currency Conversion Date, was a component currency of the relevant currency unit, including without limitation ECU.

          An "Exchange Rate Agent" means a New York clearinghouse bank appointed by the Company from time to time to determine exchange rates between Dollars and other currencies or currency units. The Company may appoint different Exchange Rate Agents for different currencies and currency units and may change an Exchange Rate Agent at any time after 15 days' notice to the Trustee.

          A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit, including without limitation ECU, on the Currency Conversion Date. If after the Currency Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Currency Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Currency Conversation Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amounts of such currencies shall thereafter be Component Currencies.

          "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required. the Exchange Rate Agent shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks with its head office in New York City or in the country of issue of the currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency in order to make payments in respect of such securities.

          All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.04 to the Holders) specifying the Currency Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.04 to the Holders) specifying the Currency Conversion Date and the Specified Amount of each Component Currency on the Currency Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give notice to the Trustee. Any actions taken pursuant to the parentheticals at the end of the first sentence of
Section 2.11(e) and at the end of Section 2.11(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notice may be mailed with payment to the Holders).

          Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall be fully justified and protected in conclusively relying and acting upon information received by it from the Company and the Exchange Rate Agent, and shall not otherwise have any duty or obligation to determine such information independently.

          Section 2.12  Compliance with Certain Laws and Regulations.  If any
                        --------------------------------------------
Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company, the Holders and the Trustee.

          Section 2.13  Security Forms Generally.  The Securities of each series
                        ------------------------
and the Coupons, if any, to be attached thereto shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the applicable laws and regulations and the rules of any securities exchange or as may, consistently herewith, be determined by the offices executing such Securities and Coupons, if any, as evidenced by their executions of the Securities and Coupons, if any. If the forms of Securities of any series is established by, or by action taken pursuant to a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have amended thereto a true and correct copy of the forms of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
2.03 for the authentication and delivery of such Securities.

          The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders and may be produced in any other manner, as all determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

          Section 2.14  Form of Trustee's certificate of Authentication.  The
                        -----------------------------------------------
Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein issued under the within mentioned Indenture.

                              [full name of Trustee]
                              as Trustee


                              By______________________________
                              Authorized [Officer] [Signatory]

          Section 2.15  Securities in Global Form.  If Securities of a series
                        -------------------------
are issuable in global form, as specified pursuant to Section 2.01, then, notwithstanding clause (8) of Section 2.01 and the provisions of Section 2.02, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon written instructions given by such Person or Persons as shall be specified in such Security or in the Company Order to be delivered to the Trustee pursuant to Section 2.03 or Section 2.04. Subject to the provisions of
Section 2.03 and, if applicable, Section 2.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon written instructions given by the Person or Persons specified in such Security or in the applicable Company Order. If a Company Order pursuant to Section 2.03 or 2.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 14.06 and need not be accompanied by an Opinion of Counsel.

          The provisions of the last sentence of Section 2.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 14.06 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.03.

              Notwithstanding the provisions of Sections 2.13 and 2.09, unless otherwise specified pursuant to Section 2.01, payment of principal of and any premium and any interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

          The holders of beneficial interests in any temporary or permanent global Security shall have no rights under this Indenture with respect to any global Security held on their behalf by a U.S. Depository or Common Depository, as the case may be, and such U.S. Depository or Common Depository, as the case may be, may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a U.S. Depository or Common Depository, as the case may be, or impair, as between a U.S. Depository or Common as the case may be, and holders of beneficial interests in any temporary or permanent global Security as the case may be, the operation of customary practices governing the exercise of the rights of a Holder of a Security of any series, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for supervising or reviewing any records relating to such beneficial ownership interests.

          Each U.S. Depository designated pursuant to Section 2.01 for a global Security in registered form must, at the time of its designation and at all times while it serves as U.S. Depository, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.


                                   ARTICLE 3.

                   REDEMPTION OF SECURITIES AND SINKING FUNDS
                   ------------------------------------------

          Section 3.01  Applicability of Article.  Securities (including any
                        ------------------------
Coupons) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 2.01 for Securities (including any Coupons) of any series) in accordance with this Article.

          The provisions of Sections 3.08 to 3.10 of this Article shall be applicable if any sinking fund is to be provided for the retirement of Securities (including any Coupons) of any series except as otherwise specified pursuant to Section 2.01 for Securities (including any Coupons) of such series.

          Section 3.02  Mandatory and Original Sinking Fund Payments.  The
                        --------------------------------------------
minimum amount of any sinking fund payment provided for by the terms of Securities (including any Coupons) of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities (including any Coupons) of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities (including any Coupons) of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 3.09. Each sinking fund payment shall be applied to the redemption of Securities (including any Coupons) of any series as provided for by the terms of Securities (including any Coupons) of such series.

          Section 3.03  Election to Redeem:  Notice to Trustee.  The election of
                        --------------------------------------
the Company to redeem any Securities (including any Coupons) shall be evidenced by a Board Resolution or by an action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities (including any Coupons) of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless the Trustee shall allow a lesser period of time) deliver to the Trustee an Officers' Certificate
(1) notifying the Trustee of such Redemption Date and of the principal amount of Securities (including any Coupons) of such series to be redeemed and (2) stating that no defaults in the payment of interest or Events of Default with respect to the Securities (including any Coupons) of that series have occurred (which have not been waived or cured). In the case of any redemption of Securities (including any Coupons) prior to the expiration of any restriction on such redemption provided in the terms of such Securities (including any Coupons) or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          Section 3.04  Selection by Trustee of Securities to be Redeemed.  If
                        -------------------------------------------------
less than all the Securities (including any Coupons) of any series are to be redeemed, the particular Securities (including any Coupons) to be redeemed shall be selected by the Trustee, not more than 45 days prior to the Redemption Date from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions equal to the minimum authorized denomination for Securities (including any Coupons) of that series, or any integral multiple thereof, of the principal amount of Securities (including any Coupons) of such series, or of a denomination larger than the minimum authorized denomination for Securities (including any Coupons) of that Series.

          The Trustee shall promptly notify the Company in writing of the Securities (including any Coupons) selected for redemption and, in the case of any Securities (including any Coupons) selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including any Coupons) shall relate, in the case of any Security (including any Coupons) redeemed or to be redeemed only in part, to the portion of the principal of such Security (including any Coupons) which has been or is to be redeemed.

          Securities shall be excluded from liability for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate of the Company delivered to the Trustee at least 45 days prior to the Redemption Date (unless the Trustee shall allow a lesser period of time) as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as an Affiliate of the Company.

          Section 3.05  Notice of Redemption.  Notice of redemption shall be
                        --------------------
given not less than 30 nor more than 60 days prior to the Redemption Date (unless the Trustee shall allow a lesser period of time), to each Holder of Securities to be redeemed, as provided in Section 1.04.

          Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the Redemption Date shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If the Securities of such series are convertible into other securities of the Company, the notice shall also state the conversion price, the last date on which the Securities may be converted prior to the Redemption Date, and that the Holders who wish to convert their Securities must comply with and satisfy all the terms, conditions and requirements for conversion as set forth in the Securities and/or this Indenture. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

          Notice of redemption of Securities and Coupons, if any, to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 3.06  Deposit of Redemption Price.  On or before the opening
                        ---------------------------
of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.05) an amount of money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities and Coupons, if any, which are to be redeemed on that date.

          Section 3.07  Securities Payable on Redemption Date.  Notice of
                        -------------------------------------
redemption having been given as aforesaid, the Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities, so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.02) and, unless otherwise specified pursuant to Section 2.01, only upon presentation and surrender of Coupons for such interest, and provided, further, that, unless otherwise specified pursuant to Section 2.01, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular and Special Record Dates according to their terms and the provisions of Section 2.09.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.02) and, unless otherwise specified pursuant to Section 2.01, only upon presentation and surrender of those Coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in by the Security.

          Section 3.08  Securities Redeemed in Part.  Any Security (including
                        ---------------------------
any Coupons appertaining thereto) which is to be redeemed only in part may be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder of such Security (including any Coupons appertaining thereto) without service charge to the Holder thereof, a new Security or Securities (including any Coupons Pertaining thereto) of the same series and Stated Maturity, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Any Bearer Security that is redeemed only in part shall be surrendered at an office or agency of the Company located outside the United States, except as otherwise provided in

Section 4.02, and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security outside the United States without service charge, a new Bearer Security or Bearer Securities of the same series (or a new Registered Security or Registered Securities of the same series, if the Securities of such series are issuable as Registered Securities), of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; except in either case that if a global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the U.S. Depository or Common Depository, as the case may be, for such global Security, without service charge, a global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered.

          Section 3.09  Satisfaction of Sinking Fund Payments with Securities.
                        -----------------------------------------------------
The Company (1) may deliver Outstanding Securities (including any Coupons) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities (including any Coupons) of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities (including any Coupons) or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities (including any Coupons), in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities (including any Coupons) of such series required to be made pursuant to the terms of such Securities (including any Coupons) provided for by the terms of such series; provided that such Securities (including any
                                 --------
Coupons) have not been previously so credited. Such Securities (including any Coupons) shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities (including any Coupons) for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 3.10  Redemption of Securities for Sinking Fund.  Not less
                        -----------------------------------------
than 45 days prior to each sinking fund payment date (unless the Trustee shall allow a lesser period of time) for any series of Securities (including any Coupons), the Company will (1) deliver to the Trustee an Officers' Certificate
(A) stating that no defaults in the payment of interest or Events of Default with respect to Securities (including any Coupons) of that series have occurred (which have not been waived or cured), (B) specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities (including any Coupons) of that series pursuant to Section
3.09 and (C) if applicable, stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, specifying the amount of such optional sinking fund payment and (2) deliver to the Trustee any Securities (including any Coupons) to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities (including any coupons) to be redeemed upon such sinking fund payment date in the manner specified in Section 3.04 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.05.

          Section 3.11  Redemption of Securities During Event of Default.  The
                        ------------------------------------------------
Trustee shall not redeem or cause to be redeemed any Security (including any Coupons) of a series with sinking fund moneys or otherwise as provided in this Article (unless all outstanding Securities (including any Coupons) of such series are to be redeemed) or mail any notice of any such redemption of

Securities (including any Coupons) of a series during the continuance of a default in payment of interest on such Securities (including any Coupons) or of any Event of Default with respect to such series known two Business Days prior to such payment or mailing to a Responsible Officer of the Trustee except that, where the mailing of notice of redemption of any Securities (including any Coupons) shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities (including any Coupons), provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys theretofore or thereafter received by the Trustee in respect of such series of Securities at the time when any such default or Event of Default shall have occurred shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Seven and held for the payment of all the Securities (including any Coupons) of that series.
In case such Event of Default shall have been waived as provided in Section 6.01 or the default cured on or before the sixtieth day preceding a sinking fund payment date or a Redemption Date, as the case may be, such moneys held thereafter shall be applied in accordance with the provisions of this Article to the redemption of such Securities Concluding any Coupons).


                                   ARTICLE 4.

                      PARTICULAR COVENANTS OF THE COMPANY
                      -----------------------------------

          Section 4.01  Payment of Principal, Premium and Interest.  The Company
                        ------------------------------------------
covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest, if any, on the Securities and Coupons, if any, of that series in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

          Section 4.02  Maintenance of Office or Agency.  If Securities of a
                        -------------------------------
series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office, which may be an office of the Trustee, or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If the Securities of a series are convertible into any other security of the Company, the Company will maintain in each Place of Payment for such series an office, which may be an office of the Trustee, or agency where Securities of that series may be presented or surrendered for conversion. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office, which may be an office of the Trustee, or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the last proviso of this paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office, which may be an office of the Trustee, or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 4.07); provided, however, that if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent reasonably acceptable to the Trustee for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office, which may be an office of the Trustee, or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to
Section 4.07) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders notices and demands. No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 4.07) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United

States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate one or more other offices, which may be offices of the Trustee, or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes.
The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 4.03  Prohibition of Extension of Claims for Interest.  In
                        -----------------------------------------------
order to prevent any accumulation of claims for interest thereon after maturity thereof, the Company will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Securities and Coupons, if any, of a series and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims for interest or in any other manner. No claim for interest, the time of payment of which shall have been so extended or which shall have been so purchased or funded, shall be entitled in case of an Event of Default hereunder to the benefits of this Indenture except after the prior payment in full of the principal of (and premium, if any) all the Securities and Coupons, if any, of a series and claims for interest not so extended, purchased or funded; provided, however, that this Section 4.03 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Company to the Holders of all the Securities and Coupons, if any, of a series, then outstanding. Every provision of this Indenture specifying the Holders of the Securities and Coupons, if any, of a series who are entitled to the benefits of this Indenture or relating to the distribution of the avails of any enforcement hereof shall be subject to the provisions of this Section 4.03.

          Section 4.04  Appointment to Fill Vacancy of Trustee.  The Company,
                        --------------------------------------
whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

          Section 4.05  Paying Agents: Money for Securities Payments Held in
                        ----------------------------------------------------
Trust.
- -----

               (a) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act; provided, however, the Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon with the Company.

               The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto, including the Company pursuant to the proviso set forth above in this subsection (a), until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               (b) If the Company shall act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sell sufficient to pay such principal (and premium, if any) or interest so becoming due. The Company will promptly notify the Trustee of such action or of any failure by the Company to take such action or the failure by any other obligor on the Securities to make any payment of the principal of (and premium, if any) or interest on any of the Securities of that series when the same shall be due and payable.

               (c) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               (d) Anything in this Section 4.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this
     Section 4.05 is subject to the provisions of Section 12.02, Section 12.03 and Section 12.05.

          Section 4.06  Compliance Certificate.  The Company will deliver to the
                        ----------------------
Trustee for each series of Securities, within 120 days after the end of each fiscal year ending after the date hereof so long as any Security is outstanding hereunder, a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating, as to each signer thereof, that:

               (a) a review has been made under his or her supervision of the activities of the Company during such year and of the performance under this Indenture; and

               (b) to the best of his or her knowledge, based on such review, the Company has complied with all conditions and covenants under this Indenture throughout such year. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          Section 4.07  Additional Amounts.  If the Securities of a series
                        ------------------
provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any Coupon appertaining thereto who are United States Aliens additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the Officers' Certificate to be delivered pursuant to Section 4.06, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company shall pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


                                   ARTICLE 5.

                     SECURITYHOLDERS' LISTS AND REPORTS BY
                          THE COMPANY AND THE TRUSTEE
                          ---------------------------

          Section 5.01  Company To Furnish Trustee Names and Addresses of
                        -------------------------------------------------
Holders.  The Company will furnish or cause to be furnished to the Trustee:
- -------

               (a) semiannually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Registered Securities as of the preceding January 1 or July 1, as the case may be, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be, dated as of a date not more than 15 days prior to the time such list is furnished, and

               (c) such information concerning the Holders of Bearer Securities which is known to the Company; provided, however, that the Company shall not have an obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon;

notwithstanding the foregoing subsections (a) and (b), so long as the Trustee is the Security Registrar with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

          Section 5.02  Preservation of Information: Communications to Holders.
                        ------------------------------------------------------

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 5.01, and (2) received by it in the Paying Agent and Security Registrar (if so acting) hereunder. The Trustee shall provide information to the Company upon receipt of a Request for the same by the Company. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list for Securities so furnished.

               (b) In case three or more Holders of any series of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                    (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, or

                    (2) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall not elect to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee by such Applicants of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that in the opinion of the Trustee such mailing would be contrary to the best interest of the Holders of Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for a hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (c) Each and every Holder of the Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

          Section 5.03  Reports by Company.
                        ------------------

               (a) The Company covenants and agrees to file with the Trustee, with reasonable promptness, after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

               (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

               (c) The Company covenants and agrees to transmit to the respective holders of Registered Securities, within thirty days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Commission.

          Section 5.04  Reports by Trustee.
                        ------------------

               (a) On or before the first July 15 after the earliest issuance of any Securities and on or before July 15 in every year thereafter, so long as any Securities are Outstanding hereunder, the Trustee shall transmit to Securityholders of each series as hereinafter provided in this Section 5.04, a brief report as of the preceding May 15 with respect to any of the following events which may have occurred within the previous twelve

     (12) months (but if no such event has occurred within such period, no report need be transmitted):

                    (1) any change to its eligibility under Section 7.09 and its qualifications under Section 7.08;

                    (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 7.08(c) of this Indenture;

                    (3) the character and amount of any advances to or on behalf of the Company (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of 1% of the principal amount of the Securities Outstanding on the date of such report;

                    (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs
          (2), (3), (4), or (6) of subsection (b) of Section 7.13;

                    (5) any change to the property and funds held hereunder, if any, physically in the possession of the Trustee, as such, on the date of such report;

                    (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07; and

                    (7) any additional issue of Securities which the Trustee has not previously reported.

               (b) The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities outstanding at such time, such report to be transmitted within 90 days after such time.

               (c) Reports to the Holders of Securities pursuant to this Section
     5.04 shall be transmitted in the manner as provided in Section 1.04 by mail to all Holders of Securities.

               (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed and with the Commission and shall be furnished to the Company. The Company agrees to notify the Trustee when and as the Securities become listed on any stock exchange.


                                   ARTICLE 6.

                          REMEDIES OF THE TRUSTEE AND
                      SECURITYHOLDERS IN EVENT OF DEFAULT
                      -----------------------------------

          Section 6.01  Event of Default; Acceleration, Etc.  "Event of
                        ------------------------------------
Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

               (a) default in the payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days after the date on which written notice specifying such default and requiring the Company to remedy the same, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by any one or more Holders of the Securities of that series at the time Outstanding; or

               (b) default in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable either at Maturity (except Maturity arising from a call for redemption through the operation of a sinking fund), by declaration or otherwise; or

               (c) default in the deposit of any sinking fund payment when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days after the date on which written notice specifying such default and requiring the Company to remedy the same, shall have been given to the Company by the Trustee by registered or certified mail, return receipt requested, or to the Company and the Trustee by any one or more Holders of the Securities of that series at the time outstanding; or

               (d) failure on the part of the Company duly to observe or perform any other covenants or agreements (other than as set forth in Section 6.01(a), (b) or (c) above) on the part of the Company in the Securities of that series or in this Indenture contained (other than a covenant or warranty which has expressly been included in this Indenture solely for the benefit of any series of Securities other than that series) and such failure shall continue unremedied for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee by registered or certified mail, return receipt requested, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of that series at the time Outstanding; or

               (e) a decree or order by a court having jurisdiction in the premises for relief in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or similar law, shall have been entered, either adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or custodian or assignee in bankruptcy or insolvency of the Company, or of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of 90 days; or

               (f) the Company shall institute proceedings for relief to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or similar law, or shall consent to the institution of proceedings thereunder or to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or custodian or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall fail generally to pay its debts as such debts become due, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes; or

               (g) any other Event of Default with respect to the Securities of that Series.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, and in each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing (except with respect to an Event of Default specified in subsections (f) and (g), for which such notice shall not be required) to the Company and to the Trustee, may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this

Indenture or in the Securities of that series contained to the contrary notwithstanding. This provision, however, is subject to the conditions that if, at any time after such principal amount of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series (with interest, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate borne by the Securities of that series to the date of such payment or deposit) and such amount as shall be sufficient to cover all sums due the Trustee and each predecessor Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of the principal amount of the Securities of that series which shall have become due by acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of that series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of the Securities of that series shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, and the Trustee shall continue as though no such proceedings had been taken.

          Subject to the provisions of Section 7.01, the Trustee shall not be deemed to have knowledge of any default described in subsections (d), (e), (f),
(g) or (h) of this Section 6.01 unless (i) the Trustee shall have actual knowledge of such default or (ii) the Trustee shall have received written notice thereof from the Company or any Holder.

          Section 6.02  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.  The Company covenants that (1) in case it shall default in the payment
- -------
of any installment of interest on any Security, or Coupon, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days (unless a different period is provided for with respect to such Security), or (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities when the same shall have become payable, whether upon Maturity of such Securities or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of such Securities and Coupons, if any, the whole amount that then shall have become due and payable on all such Securities and Coupons, if any, for principal (and premium, if any), or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by such Securities and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover all sums due the Trustee and each predecessor Trustee under Section 7.06.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce such judgment or final decree against the Company or other obligor upon such Securities and Coupons, if any, and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities and Coupons, if any, wherever situated, the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings in bankruptcy or for the reorganization of the Company or any other obligor upon the Securities and Coupons, if any, of any series under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable bankruptcy, insolvency or other similar law relative to the Company or to such other obligor, its creditors or its property, or in case a receiver or trustee shall have been appointed for its property, or in case of any other judicial proceedings relative to the Company or other obligor upon the Securities and Coupons, if any, of such series, its creditors or its property, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and Coupons, if any, of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for sums due the Trustee and each predecessor Trustee under Section 7.06) and of the Securityholders allowed in any judicial proceedings relative to any obligor upon the Securities and Coupons, if any, of such series, its creditors or its property and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any receiver, liquidator, trustee, custodian or assignee under any of the provisions of Title 11 of the United States Code, as now constituted or hereafter in effect, is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amount as shall be sufficient to cover all sums due the Trustee and each predecessor Trustee under Section 7.06.

          All rights of action and of asserting claims under this Indenture or under any of the Securities and Coupons, if any, of any series may be enforced by the Trustee without the possession of any of the Securities and Coupons, if any, of that series or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for all amounts due the Trustee and each predecessor Trustee under Section 7.06, be for the ratable benefit of the Holders of the Securities and Coupons, if any, of such series.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or accept or adopt on behalf of any Securityholder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Securityholder, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.


          Section 6.03  Application of Money Collected.  Any moneys collected by
                        ------------------------------
the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee, and in case of the distribution of such moneys on account of principal (or premium, if any) or interest upon presentation of the Securities, and stamping or notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

               FIRST: To the payment of out-of-pocket costs and expenses of collection, and reasonable compensation and all other amounts due to the Trustee and each predecessor Trustee under Section 7.06;

               SECOND: In case the principal (or premium, if any) of such Securities shall not have become due, to the payment of interest on such Securities and Coupons, if any, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Securities and Coupons, if any, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

               THIRD: In case the principal of (and premium, if any, on) such Securities shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities and Coupons, if any, for principal (and premium, if any) and interest, with interest on the overdue principal (and premium, if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by such Securities and Coupons, if any; and in case such money shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

               FOURTH: To the payment of the remainder and accrued interest remaining on any money collected by the Trustee pursuant to Section 6.02, if any, to the Company or its respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          Section 6.04  Limitation on Suits:  Unconditional Rights of Holders.
                        -----------------------------------------------------
No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of security or indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the Holder of every Security of any series with every other Holder and the Trustee, that no one or more Holders of Securities of that series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.04, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), interest (subject to Section 2.09) on such Security, or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Notwithstanding any other provision of this Indenture, the right of a Holder of any Security which is convertible into any other security of the Company to convert the Security, or to bring suit for the enforcement of the right to convert the Security, shall not be impaired or affected without the consent of the Holder.

          Section 6.05  Remedies Cumulative, Restoration of Rights and Remedies.
                        -------------------------------------------------------
Except as provided by Section 2.06, all powers and remedies given by this
Article 6 to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securityholders, by judicial proceedings or otherwise, to enforce the performance and observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities of any series to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this
Article 6 or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 6.06  Control by Holders:  Waiver of Past Default.  The
                        -------------------------------------------
Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee affecting the Securities of such series; provided, however, that, subject to the provisions of
Section 7.01 hereof, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or officers, determine that the action so directed would be unduly prejudicial to the Holders of the Securities of such series not taking part in such direction (it being understood that (subject to Section 7.01) the Trustee shall have no duty to ascertain whether or not such action is unduly prejudicial to such Holders) or would involve the Trustee in personal liability. Nothing in this Indenture shall impair the right of the Trustee to take any other action deemed reasonably proper by the Trustee which is not inconsistent with such direction. Prior to the declaration of the maturity of the Securities of such series as provided in Section 6.01 hereof, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default hereunder and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Securities of such series or in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 6.07  Notice of Defaults.  Within 90 days after the occurrence
                        ------------------
of any default hereunder with respect to the Securities of any series, the Trustee shall transmit notice as provided in Section 5.04(c) of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; provided, further, that in the case of any default of the character specified in Section 6.01(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence of an Event of Default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.08  Undertaking for Costs.  All parties to this Indenture
                        ---------------------
agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders holding in the aggregate more than 10% in principal amount of the Securities of any series outstanding or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any), or interest on any Security of such series on or after the due date expressed in such Security (or in the case of redemption, on the Redemption Date).

          Section 6.09  Special Record Date for Consents.  The Company may set a
                        --------------------------------
record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted by
Section 6.06 of this Indenture.  Such record date shall be the later of thirty
(30) days prior to the first solicitation of such consent or the date of the most recent list of holders furnished to the Trustee pursuant to Section 5.01 of this Indenture prior to such solicitation.


                                   ARTICLE 7.

                             CONCERNING THE TRUSTEE
                             ----------------------

          Section 7.01  Certain Duties and Responsibilities.  The Trustee, prior
                        -----------------------------------
to the occurrence of an Event of Default with respect to Securities of any series and after the curing or waiving of all Events of Default with respect to Securities of any series which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series. In case an Event of Default with respect to Securities of any series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

               (a) prior to the occurrence of an Event of Default with respect to Securities of any series and after the curing or waiving of all Events of Default with respect to Securities of any series which may have occurred:

                    (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

               (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Securities of any series at the time Outstanding (determined as provided in Section 8.04) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (d) none of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it.

          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

          Section 7.02  Certain Rights of Trustee.  Subject to the provisions of
                        -------------------------
Section 7.01:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, and order, bond, debenture, note or other paper or document believed by it to be genuine to have been signed or presented by the proper party or parties;

               (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate signed in the name of the Company (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

               (c) the Trustee may consult with counsel selected by it and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

               (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

               (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note or other paper or document, unless requested in writing so to do by the holders of a majority in aggregate principal amount of the Securities then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable security or indemnity against such costs, expenses or liabilities as a condition to such proceeding; the reasonable expense for such investigation shall be paid by the Company, or if paid by the Trustee, shall be repaid by the Company upon demand; and

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 7.03  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------
The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

          Section 7.04  May Hold Securities.  The Trustee, any Paying Agent, any
                        -------------------
Security Registrar, or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or warrants to purchase Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with, and collect obligations owed to it by, the

Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

          Section 7.05  Money Held in Trust.  Subject to the provisions of
                        -------------------
Section 12.05 hereof, all moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys pursuant to Section 4.05(a) shall be paid to the Company from time to time.

          Section 7.06  Compensation and Reimbursement.  The Company covenants
                        ------------------------------
and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed upon in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all costs and expenses of collection and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and agents) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee and any predecessor Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee or such predecessor Trustee, as the case may be, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the reasonable cost and expense of defending itself against any claim of liability in connection with the exercise or performance of its powers or duties hereunder. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee for costs of collection and expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a senior claim to which the Securities are hereby made subordinate upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

          Section 7.07  Right to Rely on Officers' Certificate.  Subject to the
                        --------------------------------------
provisions of Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate of the Company delivered to the Trustee and such Certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          Section 7.08  Disqualification:  Conflicting Interests.
                        ----------------------------------------

               (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 7.08, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default (exclusive of any period of grace or requirement of notice) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of each 90-day period, either eliminate such conflicting interest or, except as otherwise provided below in this Section 7.08, resign in the manner and with the effect specified in Section 7.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 7.10.

               (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, with respect to Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to the Securityholders of such series in the manner and to the extent provided in subsection (c) of Section 5.04.

               (c) For the purposes of this Section 7.08, each series issued under this Indenture will be considered to have been issued under a separate indenture and the Trustee shall be deemed to have a conflicting interest with respect to any series issued under this Indenture if there shall have occurred an Event of Default and:

                    (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding or is a trustee for more than one outstanding series of Securities, as hereinafter defined, under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture;

          provided that there shall be excluded from the operation of this
          --------
          paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if (i) this Indenture and such other indenture or indentures and all series of securities issuable are wholly unsecured and rank equally and such other indenture or indentures (and such series) are specifically described in Section 7.17 of this Indenture or are hereafter qualified under the Trust Indenture Act of 1939, unless, in either case, the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture or such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture or the existence of more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures or with respect to such series;

                    (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

                    (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

                    (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company, and
          (C) the Trustee may, be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depository, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

                    (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more of such persons;

                    (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

                    (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter defined in this subsection), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                    (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter defined in this subsection), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

                    (9) the Trustee owns, on the date of an Event of Default upon the Securities (exclusive of any period of grace or requirement of notice) or any anniversary of such Event of Default while such Event of Default upon the Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Event of Default and annually in each succeeding year that such Event of Default is continuing, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be, considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c).

                    (10) except under the circumstances described in paragraphs
          (1), (3), (4), (5) or (6) of Section 7.13(b) of this Indenture, the Trustee shall be or shall become a creditor of the Company.

          For purposes of paragraph (1) of this Section 7.08(c), the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided,
                                                                      --------
that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

          The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c); or

          For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firm, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be "in default' when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent or depository, or in any similar representative capacity.

          Except as above provided, the words "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

          Except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall not be required to resign as provided by this subsection if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                    (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

                    (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of holders of the Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

               (d) For the purposes of this Section 7.08:

                    (1) The term "underwriter" when used with reference to the Company shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                    (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                    (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                    (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                    (5) The term "Company" shall mean any obligor upon the Securities.

                    (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

               (e) The percentages of voting securities and other securities specified in this Section 7.08 shall be calculated in accordance with the following provisions:

                    (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section
          7.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                    (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                    (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                    (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                         (A) securities of an issuer held in a sinking fund
               relating to securities of the issuer of the same class;

                         (B) securities of an issuer held in a sinking fund
               relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                         (C) securities pledged by the issuer thereof as
               security for an obligation of the issuer not in default as to principal or interest or otherwise;

                         (D) securities held in escrow if placed in escrow by
               the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed
- --------
outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                    (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          Section 7.09  Corporate Trustee Required; Eligibility.   The Trustee
                        ---------------------------------------
hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, either (a) having a combined capital and surplus of at least fifty million dollars ($50,000,000) or (b) having a combined capital and surplus of at least ten million dollars ($10,000,000) and being a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least fifty million dollars ($50,000,000), and in each case subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 7.10. Neither the Company or any other obligor upon the Securities, nor any person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee under this Indenture.

          Section 7.10  Resignation and Removal: Assignment of Successor.
                        ------------------------------------------------

               (a) The Trustee, or any Trustee or Trustees hereafter appointed, may resign at any time with respect to the Securities of one or more series by giving written notice of resignation to the Company and notice to the Securityholders of that series in the manner specified in Section 1.04 within 30 days after such notice is given to the Company. Upon receiving such notice of resignation and, if the Company shall deem it appropriate, evidence satisfactory to it of such mailing, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) by Order of the Company, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee with respect to the Securities of any series shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of that series for at least six months may, subject to the provisions of
     Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee with respect to the Securities of such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee with respect to the Securities of such series.

               (b) In case at any time any of the following shall occur

                    (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months, unless the Trustee's duty to resign is stayed as provided in Section 7.08 of this Indenture, or

                    (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                    (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                    (4) the Company shall for any other reason determine that the Trustee shall be removed, provided that at the time of such removal there exists no Event of Default or no event which, with the passage of time or giving of notice, would become an Event of Default, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor Trustee by Order of the Company, one copy of which shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 6.08, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

               (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor Trustee by delivery to the Trustee so removed, to the successor Trustee and to the Company of the evidence provided for in
     Section 8.01 of the action taken by the Securityholders.

               (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor Trustee or Trustees as provided in Section 7.11.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section
     1.04. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 7.11  Acceptance of Appointment by Successor.
                        --------------------------------------

               (a) Any successor Trustee appointed as provided in Section 8.10 with respect to all Securities shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessors hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a senior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

               (b) In case of the appointment of a successor Trustee as provided in Section 7.10 with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the predecessor Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such predecessor Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of Securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 1.01 which contemplate such situation.

               (c) No successor Trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09. Upon acceptance of appointment by a successor Trustee as provided in this Section 7.11, the Company shall mail to the Securityholders by first-class mail notice thereof. If the Company fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall, in its discretion, cause such notice to be mailed at the expense of the Company.

          Section 7.12  Merger, Conversion, Consolidation, Etc.  Any corporation
                        --------------------------------------
into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of
Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture and any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 7.13  Preferential Collection of Claims Against Company.
                        -------------------------------------------------

               (a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and Coupons, if any, and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

                    (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                    (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
Trustee:

                    (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or hereafter in effect, or applicable state law;

                    (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                    (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section
          7.13 would occur within three months; or

                    (D) to receive payment on any claim referred to in paragraph
          (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or hereafter in effect, or applicable bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the finds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or hereafter in effect, or applicable bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code, as now constituted or hereafter in effect, or applicable bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                    (1) the receipt of property or reduction of claim which
               would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three-month period; and

                    (2) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                    (b) There shall be excluded from the operation of subsection
     (a) of this Section 7.13 a creditor relationship arising from:

                    (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                    (2) advances authorized by a receivership or bankruptcy
               court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 5.04(c) with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

                    (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

                    (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 7.13;

                    (5) the ownership of stock or of other securities of a
               corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                    (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self liquidating paper as defined in subsection (c) of this Section 7.13.

               (c)  As used in this Section 7.13:

                    (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                    (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this
          Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                    (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                    (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                    (5) The term "Company" shall mean any obligor upon the Securities.

          Section 7.14  Appointment of Authenticating Agent.  The Trustee may
                        -----------------------------------
appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 2.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if
authenticated by the Trustee hereunder.   Wherever reference is made in this
Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or State authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 7.14 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee promptly may appoint a successor Authenticating Agent and shall give written notice of such appointment to the Company, and shall cause a notice of any such appointment to be given in the manner prescribed by Section 1.04, to the Holders of Securities of the series with respect to which such Authenticating Agent shall act. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating
Agent.   No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.14. The Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services, to the extent such payment has not otherwise been made by the Company, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 7.06.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                              [full name of Trustee]


                              ________________________________
                              As Trustee


                              By______________________________
                              As Authenticating Agent


                              By______________________________
                              Authorized [Officer][Signatory]


          If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 14.06 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.

          Section 7.15  Judgment Currency.  If for the purpose of obtaining a
                        -----------------
judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any unit in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Currency Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Currency Conversion Rate and the Currency Conversion Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Currency Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this
Section 7.15 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit stated to be due hereunder or under such Security or Coupon.

          For purposes of this Section 7.15, "Currency Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in New York, London or any other principal market for such purchased currency or currency unit.

          Section 7.16  Corporate Trust Office.  At the date of this Indenture,
                        ----------------------
the Corporate Trust Office of the Trustee is located at 101 Barclay Street (21
West), New York, New York 10286.

                                   ARTICLE 8.

                         CONCERNING THE SECURITYHOLDERS
                         ------------------------------

          Section 8.01  Acts of Holders.  Any request, demand, authorization,
                        ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 9, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument, or any such record, or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article 8. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 9.06.

          Section 8.02  Authenticity of Instruments.  The fact and date of the
                        ---------------------------
execution by any Person of any such instrument or writing referred to in Section
8.01 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          Section 8.03  Authenticity of Bearer Securities.
                        ---------------------------------

               (a) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding.

               (b) The fact and date of execution of any such instrument or writing pursuant to clause (a) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

               (c) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

          Section 8.04  Determination of Principal Amounts of Original Issue
                        ----------------------------------------------------
Discount Securities and Securities in Foreign Currencies.  Whenever any Act is
- --------------------------------------------------------
taken hereunder by the Holders of Original Issue Discount Securities, the principal amount of an Original Issue Discount Security that will be deemed to be outstanding will be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof. Whenever any Act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies (currency units), then, for the purpose of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency units) shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such Foreign Currency or such currency unit as determined by the Company or by any authorized Exchange Rate Agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee or such other date selected by the Company which is not more than 10 days before such date. Any such determination by the Company or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

          Section 8.05  Company Solicitation of Holder.  If the Company shall
                        ------------------------------
solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of the Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months, after the record date.

                                 ARTICLE 9.

                            SECURITYHOLDERS' MEETING
                            ------------------------

          Section 9.01  Purposes for Which Meetings May be Called.
                        -----------------------------------------

               (a) A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

                    (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article 6;

                    (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article 7;

                    (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                    (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of a series under any other provision of this indenture or under applicable law.

          Section 9.02  Call, Notice and Place of Meeting.  The Trustee may at
                        ---------------------------------
any time call a meeting of Securityholders of any series to take any action specified in Section 9.01, to be held at such time and at such place in the City of Los Angeles, or in the City of London, England in the event that such meeting must take place outside the United States, or at any other place, as the Company and Trustee shall determine. Notice of every meeting of the Securityholders of any series setting forth the time and the place of such meeting and in general term the action proposed to be taken at such meeting, shall be provided to all Securityholders of such series in the manner specified in Section 1.04, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          Section 9.03  Call of Meetings by Company or Holders.  In case at any
                        --------------------------------------
time the Company pursuant to a resolution of its Board of Directors, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of Securityholders of such series to take any action specified in Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified may determine the time and the location in the City of Los Angeles, or the City of London, England in the event that such meeting must take place outside the United States, or the Company may determine the time and location in any other place, for such meeting and may call such meeting by providing notice thereof as provided in Section 9.02.

          Section 9.04  Persons Entitled to Vote.  To be entitled to vote at any
                        ------------------------
meeting of Securityholders of any series a Person shall (a) be a Holder of one or more Outstanding Securities of such series; or (b) be a Person appointed by an instrument in writing as proxy for a Holder of one or more Outstanding Securities of such series. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders of any series shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 9.05  Determination of Voting Rights:  Conduct and Adjournment
                        --------------------------------------------------------
of Meetings.  Notwithstanding any other provisions of this Indenture, the
- -----------
Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders of a series, in regard to the proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series and the appointment of any proxy shall be proved in the manner specified in Article 9; provided, however, that such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Article 9.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders of a series as provided in Section 9.03, in which case the Company or the Securityholders of that series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a secretary of the meeting shall be elected by vote of the holders of a majority in principal the Outstanding Securities of that series represented at the meeting and entitled to vote.

          Subject to the provisions of Section 9.09, at any meeting each Securityholder of that series or proxy shall be entitled to one vote for each $1,000 (or equivalent thereof) principal amount of Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security of that series challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders of that series. Any meeting of Securityholders of a series duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          Any meeting of Holders of Securities of any series duly called pursuant to Section 9.02 or 9.03 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          Section 9.06  Counting Votes and Recording Action of Meetings.  The
                        -----------------------------------------------
vote upon any resolution submitted to any meeting of Securityholders of any series shall be by written ballots on which shall be subscribed the signatures of the Securityholders of such series or of their rep by proxy and the principal amount and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Securityholders of a series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02 or 9.03 and, if applicable,
Section 9.08. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and shall be delivered to the Company and a copy shall be delivered to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 9.07  No Delay in Exercise of Rights.  Nothing in this Article
                        ------------------------------
9 contained shall be deemed or construed to require any delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of a series under any of the provisions of this Indenture or of the Securities of a series by reason of any call of a meeting of Securityholders of a series or any rights expressly or impliedly conferred hereunder to make such call.

          Section 9.08  Quorum:  Action.  The Persons entitled to vote a
                        ---------------
majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series except as provided pursuant to Section 2.01. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any such further adjourned meeting, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities of such series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting which was adjourned for lack of a quorum shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Except as limited by Section 6.06 and the proviso to Section 10.02, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the lesser of (i) the Holders of a majority in principal amount of the Outstanding Securities of that series and (ii) 66 2/3% in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (i) the Holders of such specified percentage in principal amount of the Outstanding Securities of that series and (ii) a majority in principal amount of Securities of such series represented and voting at such meeting or adjourned meeting. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

          With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum is present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

          Section 9.09  Disregard of Securities Owned by Company or Controlling
                        -------------------------------------------------------
Person.  In determining whether the Holders of the requisite aggregate principal
- ------
amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 9.09, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection for the Trustee.


                                  ARTICLE 10.

                            SUPPLEMENTAL INDENTURES
                            -----------------------

          Section 10.01  Supplemental Indentures Without Consent of Holders.
                         --------------------------------------------------
The Company when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

               (a) to evidence the succession of another corporation to the Company or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company set forth herein and in the Securities and any Coupons;

               (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as their respective Boards of Directors and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of that series to waive such default;

               (c) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations; provided that any such addition or change shall not materially adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

               (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under this Indenture, provided, that no such action shall adversely affect the interests of the Holders of the Securities of any series in any material respect;

               (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

               (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11;

               (g) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become
                --------
     effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is materially adversely affected by such change in or elimination of such provision;

               (h) if allowed under applicable laws and regulations, to permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

               (i) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated securities; or

               (j) make any other change to this Indenture or the form or terms of Securities of any series which does not have a materially adverse effect on the interests of the Holders of the Securities of any series.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this
Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities of each series affected by such supplemental indenture at the time Outstanding, notwithstanding any of the provisions of Section 10.02.

          Section 10.02  Supplemental Indentures With Consent of Holders.  With
                         -----------------------------------------------
the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company when authorized by resolutions of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security of such series so affected,

               (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.01, or change any obligation to pay additional amounts, or change any Place of Payment where, or the currency, currencies or currency unit or units in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

               (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

               (c) change the obligation of the Company, with respect to Outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 4.02 for such series,

               (d) if the Securities of such series are convertible into any other security of the Company, make any change that would materially adversely affect the right to convert such Securities,

               (e) change the terms of this Section 10.02.

          For purposes of this Section 10.02, if the Securities of any series are issuable upon the exercise of warrants, each Holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by Holders of such warrants.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          Upon the Request of the Company, accompanied by a copy of a resolution of its Board of Directors, certified by the Secretary or an Assistant Secretary of the Company, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article 10 and shall be entitled to rely on such opinion.

          It shall not be necessary for the consent of the Securityholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 10.02, the Company shall mail a notice to the Securityholders setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 10.03  Effect of Supplemental Indentures.  Upon the execution
                         ---------------------------------
of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of such series shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 10.04  Reference in Securities to Supplemental Indentures.
                         --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 or after any action taken at a Securityholders' meeting pursuant to Article 9, may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any such action. New Securities of such series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company to any modification of this Indenture contained in any such Supplemental indenture or reflecting such action may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.


                                  ARTICLE 11.

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                   -----------------------------------------

          Section 11.01  Company May Consolidate, Etc., Only on Certain Terms.
                         ----------------------------------------------------
Nothing contained in this Indenture or in any of the Securities of any series shall prevent any consolidation or merger of the Company with or into any other corporation or corporations or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however, the Company hereby covenants and agrees, that any such consolidation, merger, sale or conveyance shall be upon the condition that (a) immediately after such consolidation, merger, sale or conveyance, the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; (b) the corporation (if other than the Company) formed by or surviving any such consolidation or merger, or to which such sale or conveyance shall have been made, shall be a corporation organized under the laws of the United States or any State thereof; (c) the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities of any series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, as the case may be, including, without limitation, the performance of any act or obligation relating to any conversion of Securities pursuant to Article Seventeen hereof, shall be expressly assumed, by supplemental indenture, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company, as the case may be, shall have been merged, or by the corporation which shall have acquired such property. If at any time there shall be any consolidation or merger or sale or conveyance of property to which the covenant of this Section 11.01 is applicable, then in any such event the successor corporation will promptly deliver to the Trustee:

               (a) An Officers' Certificate stating that as of the time immediately after the effective date of any such transaction the covenants of the Company contained in this Section 11.01 have been complied with and the successor corporation is not in default under the provisions of the Indenture; and

               (b) An Opinion of Counsel stating that in his opinion such covenants have been complied with and that any instrument or instrument executed in the performance of such covenants comply with the requirements thereof.

          Section 11.02  Rights and Duties of Successor Corporation.  In case of
                         ------------------------------------------
any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by a supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities of that series and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Securities of any series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and upon the Order of such successor corporation, instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities of such series which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities of such series which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of such series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of that series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities of such series had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities of such series thereafter to be issued as may be appropriate.

          Subject to the provisions of Section 11.01, nothing contained in this Indenture or in any of the Securities of any series shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).


                                  ARTICLE 12.

           SATISFACTION AND DISCHARGE OF INDENTURE: UNCLAIMED MONEYS
           ---------------------------------------------------------

          Section 12.01  Satisfaction and Discharge of Indenture.  This
                         ---------------------------------------
Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of (as applicable) registration of transfer or exchange of Securities and Coupons, if any, of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

               (a)  either

                    (1) all Securities and Coupons of such series theretofore authenticated and delivered (other than (i) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, (ii) Securities and Coupons of such series for whose payment money has theretofore been deposited in am or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 12.06 (iii) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange whose surrender is not required or has been waived as provided in Section 2.05, and (iv) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 3.07) have been delivered to the Trustee for cancellation; or

                    (2) all such Securities and Coupons of such series not theretofore delivered to the Trustee for cancellation

                         (A)  have become due and payable, or

                         (B) will become due and payable at their Stated
               Maturity within one year, or

                         (C) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose for which it was received, an amount in the currency or currency unit in which such Securities and Coupons of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                    (3) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                    (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to a series, the obligations of the Company to the Trustee under Section 7.06, the obligations of the Trustee to any Authenticating Agent under Section
7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 12.02 and Section 12.05 shall survive; and any obligation of the Company upon or with respect to the conversion of the Securities of a series into any other security of the Company pursuant to the terms of the Securities of such series or Article Seventeen hereof, shall survive until the Securities of such series are no longer Outstanding.

          Section 12.02  Application of Trust Money.  Subject to Section 12.05,
                         --------------------------
all money deposited with the Trustee pursuant to Sections 12.01 and 12.03 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

          Section 12.03  Satisfaction, Discharge and Defeasance of Securities of
                         -------------------------------------------------------
Any Series.  Unless this Section is specified pursuant to Section 2.01, to be
- ----------
not applicable to Securities and Coupons, the Company shall be Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series after the applicable conditions set forth below have been satisfied:

               (a) (1) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under (b)); and

                    (2) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with;

               (b) (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (i) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities and Coupons, if any, of such series are payable) or (ii) in the case of Securities and Coupons, if any, denominated in Dollars, U.S. Government Obligations (as defined below) or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than the due date of any payment of principal (including any premium) and interest, if any, under the Securities and Coupons, if any, of such series, money in an amount or (iii) a combination of (i) and (ii) sufficient (in the opinion with respect to (ii) and (iii) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including any premium), and interest if any, on, the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal are due, in the currency, currencies or currency unit or units, in which such Securities and Coupons, if any, are payable; provided, however, that outstanding for the purpose of this
          Section 12.03 shall also include all Securities of such series which may be issued upon exercise of warrants; provided, further, however, that the Company shall not make or cause to be made the deposit provided by this clause (1) unless the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that there will not occur any violation of the Investment Company Act of 1940, as amended, on the part of the Company, the trust funds representing such deposit or the Trustee as a result of such deposit and the related exercise of the Company's option under this Section 12.03;

                    (2) (i) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit, (ii) no Event of Default as defined in clause (f) or (g) of
          Section 6.01, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit and (iii) such deposit and the related intended consequence under (a) or (b) will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company, or any Subsidiary or any of their properties; and

                    (3) the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling by the Internal Revenue Service in form and substance satisfactory to the Trustee, to the effect that Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section
          12.03 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised.

                    Any deposits with the Trustee referred to in clause (b)(1) above will be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee which shall provide that any payment of principal of (including any premium) or interest on the funds or Securities so deposited in excess of the amount required to pay each installment of principal of (including any premium) and interest, if any, on the Outstanding Securities and Coupons, if any, shall be paid to the Company from time to time. If any Outstanding Securities and Coupons of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          Section 12.04  Definitions.  The following terms, as used in this
                         -----------
Article 12, shall have the following meanings:

               "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under the Securities and Coupons, if any, of the series as to which this
     Section is specified as applicable as aforesaid and to have satisfied all the obligations under Sections 11.01 and 11.02 of this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) except that the rights of Holders thereof to receive, from the trust fund described in clause (b)(1) of Section 12.03, payment of (including any premium) the principal of and the interest, if any, on such Securities and Coupons, if any, when such payments are due, shall survive such discharge. The Company shall reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed on the Trustee as a result deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of
     Section 7.06, shall indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

               "Foreign Government Securities" means, with respect to the Securities and Coupons, if any, of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

               "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          Section 12.05  Repayment of Money Held by Trustee.  Any moneys
                         ----------------------------------
deposited with the Trustee or any Paying Agent for the payment of the principal of (and premium, if any) or interest on any Securities of any series and not applied but remaining unclaimed by the Holders of Securities of such series and Coupons, if any, for two years after the date upon which such payment shall have become due shall be repaid to the Company by the Trustee upon the Order of the Company, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Securities and Coupons, if any, entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days after such publication or mailing, any unclaimed balance of said moneys then remaining will be returned to the Company.


                                  ARTICLE 13.

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
        ---------------------------------------------------------------

          Section 13.01  No Recourse:  Exemption from Personal Liability.  No
                         -----------------------------------------------
recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security of any series or Coupon, if any, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employee, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities of such series or Coupon, if any, or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security of any series or Coupon, if any, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities or Coupon, if any.


                                  ARTICLE 14.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          Section 14.01  Successors and Assigns.  All the covenants,
                         ----------------------
stipulations, promises, and agreements in this Indenture contained by or on behalf of the Company shall bind their successors and assigns, whether so expressed or not.

          Section 14.02  Validity of Acts by Successor Corporations.  Any act or
                         ------------------------------------------
proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done or performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

          Section 14.03  Surrender of Powers.  The Company by instrument in
                         -------------------
writing executed by authority of their respective Boards of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Company and thereupon such power or right so surrendered shall terminate both as to the Company and as to any successor corporation.

          Section 14.04  Notices.  Any notice or demand which by any provision
                         -------
of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities of such series to or on the Company shall be delivered by hand or sent by first-class mail postage prepaid addressed (until another address is filed by the Company with the Trustee), as follows:

                                    Company:
                               UNOCAL CORPORATION
                       2141 Rosecrans Avenue, Suite 4000
                          El Segundo, California 90245
                        Attention:  Treasury Department


Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes, if given or made in writing, at the Corporate Trust Office of the Trustee.

          Section 14.05  Governing Law.  This Indenture and each Security of
                         -------------
each series and any Coupon shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State, unless otherwise required by mandatory provisions of law.

          Section 14.06  Compliance Certificates and Opinions.  Upon any
                         ------------------------------------
application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenant compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to
Section 4.06, shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Section 14.07  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 14.08  Conflict with Trust Indenture Act.  If and to the
                         ---------------------------------
extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

          Section 14.09  Benefits of Trust Indenture.  Nothing in this Indenture
                         ---------------------------
or in the Securities of any series or any Coupons, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the Holders of the Securities of such series any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto and the Holders of the Securities of such series.

          Section 14.10  No Security Interest.  Nothing in this Indenture or in
                         --------------------
the Securities of any series, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

          Section 14.11  Execution in Counterparts.  This Indenture may be
                         -------------------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          Section 14.12  Separability.  In case any provision in this Indenture
                         ------------
or in the Securities of any series, or coupons, if any, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, to the extent permitted by applicable law, in any way be affected or impaired thereby.


                                  ARTICLE 15.

                                 SUBORDINATION

          Section 15.01  Securities Subordinate to Senior Indebtedness.  The
                         ---------------------------------------------
Company covenants and agrees, and each Holder of Securities of any series (or any Coupons appertaining thereto) by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 15, the indebtedness represented by the Securities of such series (or any Coupons appertaining thereto) and the payment of the principal of (and premium, if any) and interest on each and all of the Securities of such series (or any Coupons appertaining thereto) are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, to the extent and in the manner herein set forth (unless a different manner is set forth in the Securities of such series, or any Coupons appertaining thereto). No provision of this Article 15 shall prevent the occurrence of any default or Event of Default hereunder.

          Section 15.02  Payment Over of Proceeds Upon Dissolution, Etc.  Upon
                         -----------------------------------------------
any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Securities of any series (or any Coupons appertaining thereto); and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities of such series (or any Coupons appertaining thereto) or the Trustee would be entitled to receive from the Company, except for the provisions of this Article 15, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities of such series (or any Coupons appertaining thereto) or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities of such series (or any Coupons appertaining thereto) or to the Trustee.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

          For purposes of this Article 15 only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities of any series (or any Coupons appertaining thereto) are so subordinated as provided in this Article 15. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 11 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or, the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 11.

          Section 15.03  Prior Payment to Senior Indebtedness Upon Acceleration
                         ------------------------------------------------------
of Securities.  In the event that any of the Securities of any series (or any
- -------------
Coupons appertaining thereto) are declared due and payable before the Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Securities of such series (or any Coupons appertaining thereto) are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of such series (or any Coupons appertaining thereto)) by the Company on account of the principal of (or premium, if any) or interest on the Securities of such series (or any Coupons appertaining thereto) or on account of the purchase or other acquisition of Securities of such series (or any Coupons appertaining thereto).

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities of such series (or any Coupons appertaining thereto) prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Article 16 and the terms of any convertible Securities of any series set forth in an Officers' Certificate or established in one or more indentures supplemental hereto in accordance with Section 2.01 would be applicable.

          Section 15.04  No Payment When Senior Indebtedness in Default.  In the
                         ----------------------------------------------
event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company, as the case may be, has been accelerated because of a default, then, in any such case, no payment shall be made by the Company with respect to the principal, premium, if any, or interest on the Securities of any series (or any Coupons appertaining thereto) until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

          In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.04, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

          Section 15.05  Payment Permitted in Certain Situations.  Nothing
                         ---------------------------------------
contained in this Article 15 or elsewhere in the Indenture or in any of the Securities of any series (or any Coupons appertaining thereto) shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 15.02 or under the conditions described in
Section 15.03 or 15.04, from making payments at any time of principal of, or premium, if any, or interest on the Convertible Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Securities of such series (or any Coupons appertaining thereto) or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article 15.

          Section 15.06  Subrogation to Rights of Holders of Senior
                         ------------------------------------------
Indebtedness. Subject to the payment in full of all Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the rights of the Holders of Securities of any series (or any Coupons appertaining thereto) shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 15 (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities of such series (or any Coupons appertaining thereto) are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities of such series (or any Coupons appertaining thereto) shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of Securities of any series (or any Coupons appertaining thereto) or the Trustee would be entitled except for the provisions of this
Article 15, and no payments over pursuant to the provisions of this Article 15 to or for the benefit of the holders of Senior Indebtedness by Holders of Securities of such series (or any Coupons appertaining thereto) or the Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Securities of such series (or any Coupons appertaining thereto), be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 15.07  Provisions Solely to Define Relative Rights.  The
                         -------------------------------------------
provisions of this Article 15 are and are intended solely for the purpose of defining the relative rights of the Holders of Securities of any series (or any Coupons appertaining thereto) on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 15 or elsewhere in the Indenture or in the Securities of such series (or any Coupons appertaining thereto) is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Securities of such series (or any Coupons appertaining thereto), the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article 15 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Securities of such series (or any Coupons appertaining thereto) the principal of (and premium, if any) and interest on, the Securities of such series (or any Coupons appertaining thereto) as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Securities of such series (or any Coupons appertaining thereto) and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Securities of such series (or any Coupons appertaining thereto) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 15 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 15.08  Trustee to Effectuate Subordination.  Each Holder of
                         -----------------------------------
Securities of any series (or any Coupons appertaining thereto) by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 15 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

          Section 15.09  No Waiver of Subordination Provisions.  No right of any
                         -------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities of any series (or any Coupons appertaining thereto), without incurring responsibility to the Holders of Securities of such series (or any Coupons appertaining thereto) and without impairing or releasing the subordination provided in this Article 15 or the obligations hereunder of the Holders of Securities of such series (or any Coupons appertaining thereto) to the holders of Senior Indebtedness do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness, and (d) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 15.10  Notice to Trustee.  The Company shall give prompt
                         -----------------
written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of any Securities of any series (or any Coupons appertaining thereto) pursuant to the provisions of this Article 15. Notwithstanding the provisions of this Article 15 or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of any Securities of any series (or any Coupons appertaining thereto) pursuant to the provisions of this Article 15, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.02, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Securities of any series (or any Coupons appertaining thereto)), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

          Subject to the provisions of Section 7.02, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 15, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 15, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 15.11  Reliance on Judicial Order or Certificate of
                         --------------------------------------------
Liquidating Agent.  Upon any payment or distribution of assets of the Company
- -----------------
referred to in this Article 15, the Trustee, subject to the provisions of
Section 7.02, and the Holders of Securities of any series (or any Coupons appertaining thereto) shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series (or any Coupons appertaining thereto), for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

          Section 15.12  Trustee Not Fiduciary for Holders of Senior
                         -------------------------------------------
Indebtedness.  With respect to the holders of Senior Indebtedness, the Trustee
- ------------
undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 15, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into the Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities of any series (or any Coupons appertaining thereto) or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 15 or otherwise.

          Section 15.13  Rights of Trustee as Holder of Senior Indebtedness,
                         ---------------------------------------------------
Preservation of Trustee's Rights.  The Trustee in its individual capacity shall
- --------------------------------
be entitled to all the rights set forth in this Article 15 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in the Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article 15 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.

          Section 15.14  Article Applicable to Paying Agents.  In case at any
                         -----------------------------------
time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 15 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 15 in addition to or in place of the Trustee: provided, however, that this Section
15.14 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 15.15  Certain Conversions Deemed Payment.  For the purposes
                         ----------------------------------
of this Article 15 only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion of Securities of any series (or any Coupons appertaining thereto) in accordance with Article 16, or pursuant to the terms set forth in an Officers' Certificate or established in one or more indentures supplemental hereto in accordance with Section 2.01, shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities of such series (or any Coupons appertaining thereto) or on account of the purchase or other acquisition of Securities of such series (or any Coupons appertaining thereto), and (b) the payment, issuance or delivery of cash, property or securities (other than Junior Securities and cash paid in lieu of fractional shares) upon conversion of a Securities of any series (or any Coupons appertaining thereto) shall be deemed to constitute payment on account of the principal of such Securities of such series (or any Coupons appertaining thereto). Nothing contained in this Article 15 or elsewhere in the Indenture or in the Securities of any series (or any Coupons appertaining thereto) is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Securities of such series (or any Coupons appertaining thereto), the right, which is absolute and unconditional, of the Holder of any Securities of such series (or any Coupons appertaining thereto) to convert such Securities of such series (or any Coupons appertaining thereto) in accordance with Article 16 and the terms set forth in an Officers' Certificate or established in one or more indentures supplemental hereto in accordance with Section 2.01.


                                  ARTICLE 16.

                                   CONVERSION
                                   ----------

          Section 16.01  Applicability of Article.  Securities of any series
                         ------------------------
which are designated as being convertible into any other security of the Company prior to their stated Maturity shall be convertible in accordance with their terms and (except as otherwise specified pursuant to Section 2.01 for the Securities of such series) in accordance with this Article.

          Section 16.02  Conversion Privilege.  A Holder of a Security of a
                         --------------------
series, which, by its terms, is convertible into any other security of the Company, may convert such Security at any time during the period and in the manner as is set forth in the terms of the Securities of that series. The number of shares or units of such other security issuable upon conversion of a Security shall be determined in the manner set forth in the terms of such Security.

          Section 16.03  Conversion Procedure.  To convert a Security, the
                         --------------------
Holder thereof must comply with and satisfy all of the terms, conditions and other requirements set forth in the terms of such Security. As soon as practicable, the Company shall deliver through the Conversion Agent a certificate for the number of shares or units of the Security issuable upon the conversion.

          Section 16.04  Fractional Shares.  The terms of the Securities shall
                         -----------------
set forth whether the Company will issue a fractional share or units of a security upon conversion of a Security or instead will deliver its check for the value of the fractional share or units of a security.

          Section 16.05  Taxes on Conversion.  The terms of the Security shall
                         -------------------
state whether the Company will pay any documentary, stamp or similar issue or transfer tax, due on the issue of shares or units of the security issuable and whether upon the conversion the Holder will be required to pay any such tax which is due because such shares or units are issued in a name other than that of such Holder.

          Section 16.06  Company to Provide Securities Issuable Upon Conversion.
                         ------------------------------------------------------
The Company shall reserve or otherwise provide for a sufficient amount of its respective securities which would be issuable upon the conversion of the Securities, including reserving out of its respective authorized but unissued equity securities or its equity securities held in treasury enough shares of equity securities to permit the conversion of the Securities.

          All shares of equity securities which may be issued upon conversion of the Securities shall be fully paid and nonassessable.

          The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares or units of its respective securities upon conversion of Securities and will endeavor to list such shares or units on any national securities exchange on which such shares or units are listed.

          Section 16.07  Adjustments.  The terms of the Securities shall set
                         -----------
forth the nature of mechanics for and notice of any adjustments in the number or price of securities of the Company issuable upon conversion of the Securities.

          Section 16.08  Valuation.  The terms of the Securities shall set forth
                         ---------
the method or methods for valuing the securities of the Company issuable upon conversion of the Securities.

          Section 16.09  Reorganization of Company.  The terms of the Securities
                         -------------------------
shall set forth the rights, if any, of the Holders to, convert their Securities in the event that the Company is a party to a transaction subject to Article 11 or a merger which reclassifies or changes its outstanding Securities into which the Securities are convertible.

          Section 16.10  Trustee's Disclaimer.  The Trustee has no duty to
                         --------------------
determine when an adjustment under this Article or the terms of the Securities should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities issued upon conversion of Securities. The Trustee shall not be responsible for the failure of the Company to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

          IN WITNESS WHEREOF, the parties hereto have caused this Multiple Series Indenture to be duly executed on the date or dates indicated in the acknowledgements and as of the day and year first above written.

                                         UNOCAL CORPORATION


                                         By________________________
                                         Name:
                                         Title:



                                         THE BANK OF NEW YORK,
                                         as Trustee


                                         By________________________
                                         Name:
                                         Title:

                                   EXHIBIT A
                            [FORMS OF CERTIFICATION]

                                  EXHIBIT A.1

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                  CERTIFICATE

                               UNOCAL CORPORATION

                    [Insert title or sufficient description
                     --------------------------------------
                         of Securities to be delivered]
                         -----------------------------


          This is to certify that the above-captioned Securities are not being acquired by or for the account or benefit of a United States person or for offer to resell or for resale to a United States person or any person who is within the United States, or if a beneficial interest in the Securities is being acquired by a United States person, that such United States person (i) is a foreign branch of a United States financial institution (as defined in U.S. Treas. Reg. section 1.165-12(c)(1)(v)) which has provided to the person from which it purchased the obligation a certificate stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder (a "qualifying foreign branch"), (ii) acquired such securities through a qualifying foreign branch and is holding the obligation through such qualifying foreign branch or (iii) is a financial institution holding for purposes of resale during the restricted period (as defined in U.S. Treas. Reg. section 1.163-5(c)(2)(i)(D)(7)), which financial institution has not acquired the obligation for the purposes of resale directly or indirectly to a United States person or to a person who is within the United States or its possessions. This is also to certify that the above-referenced Securities are not being acquired by or for the account or benefit of a "U.S. person," as the term is defined in Regulation S under the United States Securities Act 1933, as amended.

          This Certificate excepts and does not relate to ______________ principal amount of the above-captioned Securities held in the name of the undersigned as to which the undersigned is not yet able to certify and as to which it understands that exchange and delivery of definitive Securities and payment of interest on a temporary global Security cannot be made until the undersigned is able to so certify.

          If the undersigned is a clearing organization, the undersigned has obtained a similar certificate from its member organizations on which this certificate is based; provided, however, that if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

          As used herein, "United States person" means an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source; "United States" means the United States of America (including the states and the District of Columbia); and "possessions" of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceeding are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated:  _________________, 19__
[To be dated on or after
_____________, 19__ (the date
determined as provided
- ----------------------
in the Indenture)]
- -----------------



                          (Name of Person Entitled to
                            Receive Bearer Security]



                         ______________________________
                             (Authorized Signatory)
                              --------------------
                                     Name:
                                     Title:

                                  EXHIBIT A.2


                (FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR,
        CEDEL S.A. AND ANY OTHER ENTITY PERFORMING SIMILAR FUNCTIONS IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                           TEMPORARY GLOBAL SECURITY]


                                  CERTIFICATE

                               UNOCAL CORPORATION

                    [Insert title or sufficient description
                     --------------------------------------
                         of Securities to be delivered]
                         -----------------------------


          This is to certify with respect to $_________________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form set out in Exhibit A.1 to the Indenture relating to the above-captioned Securities, and (ii) that we are not submitting herewith for exchange portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

          To the extent that we have knowledge that any of such certificates is false and to the extent that we have not received with respect to any Securities such certificates from Qualified Account Holders, we are not submitting for exchange any portion of the temporary global Security attributable thereto.

          We further certify that as of the date hereof we have not received an notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceeding.


Date:_________________, 19__
[To be dated no earlier than
 ---------------------------
the Exchange Date]
- -----------------

                   [___________________________________], as
                      Operator of the Euro-clear System]
                                 [CEDEL S.A.]



                        By_____________________________

                                  EXHIBIT A.3

                [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR,
                        CEDEL S.A. AND ANY OTHER ENTITY
                     PERFORMING SIMILAR FUNCTIONS TO OBTAIN
                      INTEREST PRIOR TO AN EXCHANGE DATE]


                                  CERTIFICATE

                               UNOCAL CORPORATION

                          [Insert title or sufficient
                           --------------------------
                           description of Securities]
                           -------------------------


          We confirm that the interest payable on the Interest Payment Date on

[Insert Date] will be paid to each of the persons appearing in our records as
- ------------
being entitled to interest payable on such ("Qualified Account Holders") from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form set out in Exhibit A.4 to the Indenture relating to the above-captioned Securities. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which certificates are received.

          To the extent that we have knowledge that any of such certificates is false and to the extent that we have not received with respect to any Securities such certificates from Qualified Account Holders, we are not requesting that payment be made for interest with respect thereto.

          We further certify that as of the date hereof we have not received any notification for any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any interest payment on any portion of the principal amount of the Securities referred to above are no longer true and cannot be relied upon as of the date hereof.

          We undertake that any interest received by us and not paid as provided above SW b returned to the Trustee for the above Securities immediately prior to the expiration of two years such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of years after such Interest Payment Date.


Date:__________________, 19__
[To be dated on or after the
 ---------------------------
relevant Interest Payment Date]
- ------------------------------



[_________________________}, as
Operator of the Euro-clear System],
[CEDEL S.A.]

                                  EXHIBIT A.4

             [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                 TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                  CERTIFICATE

                               UNOCAL CORPORATION

                    [Insert title or sufficient description
                     --------------------------------------
                                 of Securities]
                                 -------------


          This is to certify that as of the Interest Payment Date on [Insert Date] and except provided in the third paragraph hereof, none of the above-captioned Securities held by you for our account was beneficially owned by a United States person or if such Securities were, as of such date, beneficially owned by a United States person, such United States person (i) was a foreign branch of a United States financial institution (as defined in U.S. Treas. Reg.
section 1.165-12(c)(1)(z)) which provided to the person from which it purchased the obligation a certificate stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 19 and the regulations thereunder (a "qualifying foreign branch"), (ii) acquired such securities through qualifying foreign branch and was holding the obligation through such qualifying foreign branch or (iii) was a financial institution holding for purposes of resale during the restricted period (as defined U.S. Treas. Reg. section 1.163-5(c)(2)(i)(D)(7), which financial institution did not acquire the obligatio for the purposes of resale directly or indirectly to a United States person or to a person who is the United States or its possessions.

          As used herein, "United States person" means an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or a political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source; "United States" means the United States of America (including the states and the District of Columbia); and "possessions" of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands.

          This certificate excepts and does not relate to U.S. $_____________ principal amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able to so certify.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Date:_______________, 19__                    [Name of Person Entitled to
[To be dated on or after                           Receive Interest]
the 15th day before the
relevant Interest Payment Date]
                                             ______________________________
                                                 (Authorized Signature)
                                             Name:
                                             Title:

                                  EXHIBIT A.5


                      [FORM OF CONFIRMATION TO BE SENT TO
                        PURCHASERS OF BEARER SECURITIES]

          By your purchase of the securities referred to in the accompanying confirmation (the "Securities"):

          You represent that you are not a United States person (as defined below) other than (i) a foreign branch of a United States financial institution (as defined in U. S. Treas. Reg. Section 1.165-12(c)(l)(v)) which has provided to the person from which you purchased the obligation a certificate stating that you agree to comply with the requirements of Section 165(i)(3)(A), (B) and (C) of the Internal Revenue of 1986 and the regulations thereunder (a "qualifying foreign branch"), (ii) a United States person who has acquired the Securities through a qualifying foreign branch and is holding the Securities through such qualifying foreign branch or (iii) a financial institution holding for purposes of resale during the restricted period (as defined in U. S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7), which financial institution has not acquired the obligation for the purposes of resale directly or indirectly to a United States Person or to a person who is within the United States or its possessions.

          "U. S. person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which if subject to the United States Federal income taxation regardless of its source; "United States" means the United States of America (including the States and the District of Columbia); and the "possessions" of the United States include Puerto Rico, the U. S. Virgin Islands, Guam, American Somoa, Wake Island, and Northern Mariana Islands.

          You also represent that the Securities are not being acquired by or for the account or benefit of a "U. S. person", as that term is defined in Regulation S under the United States Securities Act 1933, as amended.

          If you are a dealer, (a) you also represent that you have not offered, sold or delivered, and agree that you will not offer, sell, resell or deliver, any of the Securities, directly or indirectly, in the United States or its possessions or to any United States person other than a United States person defined in (i), (ii) or (iii) above, or any U. S. person, and (b) you agree that you will deliver to all purchasers of the Securities from you a written statement in this form.